Exhibit 10.6

MASTER TRANSPORTATION SERVICES AGREEMENT

This MASTER TRANSPORTATION SERVICES AGREEMENT (this “Agreement”) is made and entered into as of the Effective Date by and between VALERO PARTNERS OPERATING CO. LLC, a Delaware limited liability company (“Carrier”), and VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“Shipper”).

RECITALS

WHEREAS, Carrier (individually or through one of its wholly owned subsidiaries) owns and/or operates multiple pipeline systems for the transportation of petroleum products and other commodities; and

WHEREAS, Carrier and Shipper desire to enter into this Agreement to memorialize the terms and conditions whereby Shipper will deliver, or cause to be delivered, petroleum products and other commodities to one or more Origin Points for transportation on the pipeline systems, and Carrier will provide such transportation services for Shipper.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, Carrier and Shipper agree as follows:

Article I.

Defined Terms

Section 1.01 Defined Terms. The following definitions shall for all purposes apply to the capitalized terms used in this Agreement:

(a) “Affiliate” means any entity that directly or indirectly Controls, is Controlled by, or is under common Control with the referenced entity, including, without limitation, the referenced entity’s parents and their general partners.

(b) “Agreement” means this Master Transportation Services Agreement, together with all exhibits attached hereto, as the same may be extended, supplemented, amended or restated from time to time in accordance with the provisions hereof.

(c) “API” means American Petroleum Institute.

(d) “ASTM” means ASTM International, formerly known as the American Society for Testing and Materials.

(e) “Barrel” means 42 Gallons.

(f) “Business Day” means any Day except for Saturday, Sunday or an official holiday in the State of Texas.

(g) “Calendar Quarter” means a period of three consecutive Months beginning on the first Day of each of January, April, July and October.

(h) “Claims” means any and all judgments, claims, causes of action, demands, lawsuits, suits, proceedings, governmental investigations or audits, losses, assessments, fines, penalties, administrative orders, obligations, costs, expenses, liabilities and damages, including interest, penalties, reasonable attorneys’ fees, disbursements and costs of investigations, deficiencies, levies, duties and imposts.

(i) “Carrier” has the meaning set forth in the introductory paragraph.

(j) “Carrier Affiliated Parties” means Carrier, the Partnership and their subsidiaries and their respective contractors and the directors, officers, employees and agents of each of them.

(k) “Carrier Force Majeure” has the meaning set forth in Section 14.02.

(l) “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through ownership of voting securities, by contract, or otherwise.

(m) “Day” means the period of time commencing at 12:00 a.m. on one calendar day and running until, but not including, 12:00 a.m. on the next calendar day, according to local time where the Origin Point of the Pipeline is located.

(n) “Delivery Point” has the meaning set forth in the Schedule.

(o) “Effective Date” means (i) with respect to this Agreement, the date of the closing of the initial public offering of common units representing limited partner interests of the Partnership, and (ii) with respect to any Schedule, the meaning set forth in the Schedule.

(p) “FERC” means the United States Federal Energy Regulatory Commission.

(q) “Force Majeure Event” means: (i) acts of God, fires, floods or storms; (ii) compliance with orders of courts or Governmental Authorities; (iii) explosions, wars, terrorist acts or riots; (iv) inability to obtain or unavoidable delays in obtaining material or equipment; (v) disruptions of utilities or other services caused by events or circumstances beyond the reasonable control of the affected Party; (vi) events or circumstances similar to the foregoing (including inability to obtain or unavoidable delays in obtaining material or equipment and disruption of service provided by third parties) that prevent a Party’s ability to perform its obligations under this Agreement, to the extent that such events or circumstances are beyond the Party’s reasonable control and could not have been prevented by the Party’s due diligence; (vii) strikes, lockouts or other industrial disturbances; and (viii) breakdowns of refinery facilities, machinery, storage tanks or pipelines irrespective of the cause thereof. Notwithstanding the foregoing, any turnarounds or other planned outages or suspensions of operations at the Refinery shall not constitute a “Force Majeure Event.”

(r) “Gallon” means a United States gallon of two hundred thirty-one cubic inches of liquid at 60º Fahrenheit, and 14.696 psia for liquids with equilibrium vapor pressure less than or equal to 14.696 psia and at the equilibrium vapor pressure for liquids with an equilibrium vapor pressure greater than 14.696 psia.

(s) “Governmental Authority” means any federal, state, tribal, foreign or local governmental entity, authority, department, court or agency, including any political subdivision thereof, exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power of any nature, and including any arbitrating body, commission or quasi-governmental authority or self-regulating organization of competent authority exercising or enlisted to exercise similar power or authority.

(t) “Initial Term” has the meaning set forth in Section 3.01.

(u) “Interest Rate” means an annual rate (based on a 360-day year) equal to the lesser of (i) two percent (2%) over the prime rate as published under “Money Rates” in the Wall Street Journal in effect at the close of the Business Day on which payment was due and (ii) the maximum rate permitted by Law.

(v) “Law” means all applicable constitutions, laws (including common law), treaties, statutes, orders, decrees, rules, injunctions, licenses, permits, approvals, agreements, regulations, codes, ordinances issued by any Governmental Authority, including applicable judicial or administrative orders, consents, decrees, and judgments, published directives, guidelines, governmental authorizations, requirements or other governmental restrictions which have the force of law, and determinations by, or interpretations of any of the foregoing by any Governmental Authority having jurisdiction over the matter in question and binding on a given Person, whether in effect as of the date hereof or thereafter and, in each case, as amended.

(w) “Minimum Quarterly Commitment” has the meaning set forth in the Schedule.

(x) “Month” or “Monthly” means a calendar month commencing at 12:00 a.m. on the first Day thereof and running until, but not including, 12:00 a.m. on the first Day of the following calendar month, according to local time where the Origin Point of the Pipeline is located.

(y) “Monthly Statement” has the meaning set forth in Section 6.01.

(z) “MPMS” has the meaning set forth in Section 9.01.

(aa) “Non-Conforming Product” means any Product that fails to meet the Specifications.

(bb) “Normal Business Hours” means the period of time commencing at 8:00 a.m. on one Business Day and running until 5:00 p.m. on the same Business Day, according to local time where the Origin Point of the Pipeline is located.

(cc) “Notice” means any notice, request, instruction, correspondence or other communication permitted or required to be given under this Agreement.

(dd) “Origin Point” has the meaning set forth in the Schedule.

(ee) “Outage” has the meaning set forth in Section 4.06.

(ff) “Partnership” means Valero Energy Partners LP.

(gg) “Partnership Change in Control” means Valero ceases to Control the general partner of the Partnership.

(hh) “Party” means Carrier or Shipper, individually and “Parties” means Carrier and Shipper, collectively.

(ii) “Person” means an individual or a corporation, firm, limited liability company, partnership, joint venture, trust, unincorporated organization, association, Government Authority or other entity.

(jj) “Pipeline” means the pipeline(s) specified in the Schedule.

(kk) “Pipeline System” means the Pipeline, together with all appurtenant facilities.

(ll) “Product” or “Products” means the petroleum product(s) or other commodity(ies) specified in the Schedule.

(mm) “Quarterly Deficiency Payment” has the meaning set forth in the Schedule.

(nn) “Quarterly Deficiency Volume” has the meaning set forth in the Schedule.

(oo) “Quarterly Surplus Volume” has the meaning set forth in the Schedule.

(pp) “Rate” means the Tariff Rate or the Transportation Rate, as applicable, payable by Shipper for transportation on the Pipeline System, as set forth in the Schedule.

(qq) “Refineries” means the Valero refineries located in Port Arthur, Texas, Sunray, Texas, Memphis, Tennessee and any other Valero refinery specifically identified as such in the Schedule. The term “Refinery” means any one of the Refineries, as specified in the Schedule.

(rr) “Renewal Term” has the meaning set forth in Section 3.01.

(ss) “Schedule” has the meaning set forth in Section 2.01.

(tt) “Shipper” has the meaning set forth in the introductory paragraph.

(uu) “Shipper Force Majeure” has the meaning set forth in Section 14.03.

(vv) “Specifications” has the meaning set forth in the Schedule.

(ww) “Suspension Date” means the 60th Day after the commencement of a Shipper Force Majeure.

(xx) “Tariff” has the meaning set forth in the Schedule.

(yy) “Tariff Rate” has the meaning set forth in the Schedule.

(zz) “Taxes” means all taxes (except for ad valorem taxes, property taxes, income taxes, gross receipt taxes, payroll taxes and similar taxes) including any interest or penalties attributable thereto, imposed by any Governmental Authority.

(aaa) “Term” has the meaning set forth in Section 3.01.

(bbb) “Terminal” has the meaning set forth in the Schedule.

(ccc) “Transportation Rate” has the meaning set forth in the Schedule.

(ddd) “Valero” means Valero Energy Corporation.

Section 1.02 Other Defined Terms. Other terms may be defined elsewhere in this Agreement or in a Schedule, and, unless otherwise indicated, shall have such meanings throughout this Agreement or the Schedule.

Section 1.03 Terms Generally. The definitions in this Agreement and any Schedule shall apply equally to both singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The word “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” All references to Articles, Sections and Exhibits shall be deemed to be references to Articles and Sections of, and Exhibits to, this Agreement and any Schedule, unless the context requires otherwise. References to “the Schedule” shall be deemed to be references to the applicable Schedule.

Article II.

Application of Agreement and Schedules

Section 2.01 Application of Agreement and Schedules. Contemporaneously with the execution of this Agreement, and at any time following the execution of this Agreement if Shipper engages Carrier to transport, deliver or ship its petroleum products and other commodities, Shipper and Carrier will execute a transportation services schedule that will be attached to and become a part of this Agreement, which Schedule identifies the Pipeline System, the nature of and cost of services to be provided, and such other terms and conditions that the Parties may agree to in connection with the transportation, delivery and shipment of Product (each, a “Schedule”). Unless otherwise specified in such Schedule, upon entering into a Schedule, all of the terms and conditions of this Agreement will be deemed to be incorporated by reference into such Schedule; provided, however, that, unless otherwise provided in this Agreement, in the event of a conflict between the terms and provisions of this Agreement and the terms of a Schedule, the terms and provisions of the Schedule will govern. Each Schedule that is entered into between Carrier and Shipper will, together with the terms of this Agreement to the extent incorporated by reference therein, create a separate contract between the Parties.

Article III.

Term

Section 3.01 Term. This Agreement shall have a primary term commencing on the Effective Date and ending 10 years from the Effective Date (the “Initial Term”), and may be renewed by Shipper, at Shipper’s sole option, for one successive 5 year renewal term (the “Renewal Term”), upon at least 180 Days’ written Notice from Shipper to Carrier prior to the end of the Initial Term. The Initial Term and Renewal Term, if any, shall be referred to in this Agreement as the “Term.” The terms and conditions in this Agreement will survive the termination of this Agreement to govern any Schedule which has a term (as such term may be extended thereunder) beyond the Term of this Agreement and shall survive for the remainder of the term of any such Schedule (as such term may be extended thereunder).

Article IV.

Transportation Services and Minimum Commitments

Section 4.01 Transportation Services. During the Term, Carrier shall provide transportation services on the Pipelines covered under the Schedule in accordance with the provisions of this Agreement, the Schedule and the applicable Tariff, if any.

Section 4.02 Minimum Quarterly Commitment. During each Calendar Quarter, pursuant to the terms and conditions of this Agreement, the Schedule and the applicable Tariff, if any, Shipper shall tender (or otherwise pay for transportation services with respect to, as contemplated by the Schedule), at one or more Origin Points, volumes of Products equal to the applicable Minimum Quarterly Commitment.

Section 4.03 Loss of Available Capacity. If, for any reason (other than an Outage or a Carrier Force Majeure), the average daily capacity of the Pipeline during a given Calendar Quarter is less than the Minimum Quarterly Commitment for such Calendar Quarter, or if the capacity of the Pipeline is required to be allocated among shippers with the result that the average daily capacity of the Pipeline available to Shipper during a given Calendar Quarter is less than the Minimum Quarterly Commitment for such Calendar Quarter, then the Minimum Quarterly Commitment for the applicable Calendar Quarter shall be reduced to equal the average daily capacity available to Shipper during such Calendar Quarter.

Section 4.04 Partial Period Proration.

(a) If the Effective Date is any Day other than the first Day of a Calendar Quarter, or if this Agreement is terminated on any Day other than the last Day of a Calendar Quarter, then any calculation determined with respect to any such Calendar Quarter will be prorated by a fraction, the numerator of which is the number of Days in that part of the Calendar Quarter beginning on the Effective Date or ending on the date of such termination, as the case may be, and the denominator of which is the total number of Days in the Calendar Quarter.

(b) If the Effective Date is any Day other than the first Day of a Month, or if this Agreement is terminated on any Day other than the last Day of a Month, then any quantity based on a Monthly determination will be prorated by a fraction, the numerator of which is the number of Days in that part of the Month beginning on the Effective Date or ending on the date of such termination, as the case may be, and the denominator of which is the total number of Days in the Month.

Section 4.05 Special Reduction of Minimum Quarterly Commitment. If Carrier’s use of all or part of the Pipeline is restrained, enjoined, restricted or terminated by any Governmental Authority or by right of eminent domain, then Carrier, upon being notified of such restraint, enjoinder, restriction or termination, shall promptly notify Shipper, and the Minimum Quarterly Commitment shall be reduced to the extent and for such period of time that such restraint, enjoinder, restriction or termination precludes Shipper from satisfying its Minimum Quarterly Commitment during the Calendar Quarter.

Section 4.06 Maintenance; Outage. In the event of any planned or unplanned maintenance or disruption of service on the Pipeline or any Carrier facilities affecting the Pipeline (in either case, other than due to a Carrier Force Majeure) that, in Carrier’s reasonable judgment, will affect transportation of Products on the Pipeline (an “Outage”), Carrier shall provide Shipper with at least 45 Days’ advance notice of the Outage, if such Outage is planned, or as much advance notice of the Outage as reasonably possible under the circumstances, if the Outage is unplanned. Carrier shall not schedule a planned Outage without first consulting with Shipper and providing Shipper with relevant information about the nature, extent, cause and expected duration of the planned Outage. Carrier shall also use reasonable commercial efforts to accommodate any scheduling requests made by Shipper in connection with such Outage. During any Outage, Carrier shall not be liable for any loss or damage resulting from or in connection with the Pipeline downtime, other than due to Carrier’s gross negligence or willful misconduct. Any Outage shall be treated in the same manner as a Carrier Force Majeure in accordance with Section 14.02.

Article V.

Tariffs

Section 5.01 Tariff. Shipments under this Agreement shall be subject to, and the Parties shall be required to comply with, the provisions of any applicable Tariff.

Section 5.02 No Challenge of Rates. Each of Shipper and Carrier agrees not to commence or support any tariff filing, application, protest, complaint, petition, motion, or other proceeding before FERC for the purpose of requesting that FERC accept or set Tariff Rates applicable to the Pipeline which are inconsistent with this Agreement or the Schedule; provided, however, that Shipper reserves its rights under FERC regulations to challenge any proposed changes in the Tariff Rate (a) to the extent that such changes are inconsistent with the indexing method provided in 18 C.F.R. §342.3, (b) through other rate changing methodologies under 18 C.F.R. §342.4(c), or (c) to the extent the challenge is in response to any proceeding brought against Carrier by a third party that could affect Carrier’s ability to provide transportation services to Shipper under this Agreement, the Schedule or the applicable Tariff.

Section 5.03 Recovery of Certain Costs.

(a) If Carrier agrees to make any expenditures at Shipper’s request, Shipper will reimburse Carrier for such expenditures or, if the Parties agree, the Rate payable by Shipper as set forth in the Schedule will be increased or additional fees shall be added to the Schedule.

(b) If during the Term, any new Law is enacted or promulgated or any existing Law or its interpretation is materially changed, and if such new or changed Law will have a material adverse economic impact upon a Party, then either Party, acting in good faith, shall have the option to request renegotiation of the relevant provisions of this Agreement and/or the affected Schedule(s)

with respect to the Parties’ future performance. In such event, the Parties will meet and negotiate in good faith amendments to this Agreement and the affected Schedule(s) to conform this Agreement and the affected Schedule(s) to the new or changed Law while preserving the Parties’ economic, operational, commercial and competitive arrangements in accordance with the understandings set forth in this Agreement and the affected Schedule(s).

Article VI.

Monthly Statement and Payment

Section 6.01 Monthly Statement. Within 10 Days after the end of each Month, Carrier shall provide Shipper with a statement (a “Monthly Statement”) for such preceding Month, which statement shall include, for each Product: (i) the volume injected into the Pipeline at an Origin Point, (ii) the applicable Rate, (iii) any volume losses or gains (if calculated hereunder), and (iv) the aggregate dollar amount due to Carrier (after application of any Quarterly Surplus Volume credit to which Shipper may be entitled pursuant to the Schedule). If requested by Shipper, Carrier shall provide Shipper with copies of individual meter tickets for such Month, if available. Each Monthly Statement immediately following the last Month in each Calendar Quarter shall include a report that sets forth the amount of the Quarterly Deficiency Volume, if any, or Quarterly Surplus Volume, if any, and any Quarterly Deficiency Payment that may be due and payable by Shipper.

Section 6.02 Payment. Payment of the amount(s) identified on each Monthly Statement shall be due, without setoff or discount 10 Business Days after such Monthly Statement is received. All payments shall be made to Carrier in immediately available funds to an account specified in writing by Carrier from time to time. Any bank charges incurred by Shipper in remitting funds shall be borne by Shipper. Acceptance by Carrier of any payment from Shipper for any charge or service after termination or expiration of the Schedule shall not be deemed a renewal of the Schedule or a waiver by Carrier of any default by Shipper under the Schedule or this Agreement.

Section 6.03 Interest. Any undisputed amount payable by Shipper hereunder shall, if not paid when due, bear interest at the Interest Rate from the payment due date until, but excluding, the date payment is received by Carrier.

Section 6.04 Disputes. If Shipper reasonably disputes any Monthly Statement, in whole or in part, Shipper shall, within 10 Business Days after receipt of the Monthly Statement, notify Carrier in writing of the dispute and shall pay the undisputed portion pursuant to the terms of Section 6.02. The Parties agree to promptly and in good faith negotiate a resolution to any such dispute. In the event the Parties are unable to resolve such dispute, either Party may pursue any remedy available at law or in equity to enforce its rights hereunder. In the event that it is determined or agreed that Shipper must or will pay the disputed amount then Shipper shall pay interest at the Interest Rate from and including the original payment due date until, but excluding, the date the disputed amount is received by Carrier. If Shipper fails to notify Carrier of any dispute with respect to a Monthly Statement within 10 Business Days of receipt of such Monthly Statement, such Monthly Statement shall be deemed final and binding, absent fraud.

Section 6.05 Audit. Carrier will retain its books and records related to the charges to Shipper for services provided under this Agreement and the Schedule for a period of two years from the date the services are rendered. Shipper may audit such books and records at Carrier’s offices where such books and records are stored upon not less than 15 Days’ prior written notice. Any such audit will be at Shipper’s expense and will take place during Carrier’s business hours.

Article VII.

Title; Custody

Section 7.01 Title. Shipper shall retain title to all of Shipper’s Products in transit on the Pipeline at all times. This provision does not preclude Shipper from any intraline transfer of title to a third party; in the event of such a transfer, such third party, and not Carrier, shall have title to the affected Product pursuant to the terms of the relevant agreement between Shipper and such third party.

Section 7.02 Custody. Carrier agrees to use reasonable care in the handling of Product while the Product is in Carrier’s custody. Carrier shall be deemed to have custody of a Product injected into the Pipeline from the time such Product passes through the flange connection between the relevant Origin Point on the Pipeline until it is delivered to Shipper or, at the direction of Shipper, to a third party through the flange connection at the Delivery Point.

Article VIII.

Quality

Section 8.01 Product Specifications. Shipper will deliver to the Origin Point only Product of the type specified in the Schedule and that otherwise complies with the Specifications and any specifications imposed by Law. Shipper agrees not to deliver or cause to be delivered to the Terminal any Non-Conforming Product.

Section 8.02 Quality Determination. Except as otherwise provided in a Schedule, the quality of the Product shall be determined in accordance with the latest established API/ASTM standards.

Section 8.03 Non-Conforming Products. Shipper shall be liable for all reasonable costs and losses in curing, removing, or recovering any Non-Conforming Products, except to the extent that such Non-Conforming Products fail to meet Specifications due to the negligence or willful misconduct of Carrier. After such consultation with Shipper as may be practical under the circumstances, but otherwise at Carrier’s sole discretion, Carrier may attempt to blend the Non-Conforming Products, remove and dispose of the Non-Conforming Products, or, if necessary, recover any Non-Conforming Products from field locations and, except to the extent that such Non-Conforming Products fail to meet Specifications due to the negligence or willful misconduct of Carrier, Shipper shall reimburse Carrier for all reasonable costs associated therewith. Except to the extent that such Non-Conforming Products fail to meet Specifications due to the negligence or willful misconduct of Carrier, if Shipper’s Non-Conforming Products cause any contamination, dilution or other damages to the petroleum products or other commodities of other customers of Carrier, Shipper agrees to indemnify, defend and hold the Carrier Affiliated Parties harmless from and against any Claims incurred by, or charged against any of the Carrier Affiliated Parties, as a result of such event and shall be responsible for all costs and liabilities associated with or incurred as a result of such event.

Article IX.

Volume Determinations

Section 9.01 Measurement. Measurements, volume corrections, equipment, procedures, calculations and practices used for custody transfer determinations will be made in accordance with the most current API Manual of Petroleum Measurement Standards (“MPMS”). All equipment used for custody transfer measurements shall be calibrated at least quarterly, but more often if necessary. Shipper shall have the right to review and receive copies of measurement and calibration records, including maintenance, calibration or replacement of any device used to measure Shipper’s Product.

Section 9.02 Volume Determinations. Volume determinations shall be adjusted to a temperature of 60° Fahrenheit and a pressure of one standard atmosphere 14.696 psia for liquids with equilibrium vapor pressure less than or equal to 14.696 psia and at the equilibrium vapor pressure for liquids with an equilibrium vapor pressure greater than to 14.696 psia pursuant to the most recent edition of the MPMS, Chapter 11 (according to whichever table is relevant to the Product being measured). Except as otherwise provided in the Schedule or the applicable Tariff, if any, the volume of Products received at the Origin Point and delivered at the Delivery Point will be determined using one of the following methods, in order of preference: (i) by calibrated custody transfer grade meter, or if a custody transfer grade meter is not available, by calibrated meter, if available, (ii) by manually gauging the static tanks at the Origin Point or the Delivery Point, (iii) by vessel gauges, or (iv) if none of the foregoing are available by applying inventory changes to receipts to calculate deliveries and vice versa.

Section 9.03 Shipper’s Right to Witness. A representative of Shipper may witness the testing, calibration of equipment and meter reading, at Shipper’s expense. In the absence of a representative of Shipper, Carrier’s measurements shall be deemed to be accurate, absent fraud.

Section 9.04 Line Fill. Shipper will at all times be responsible for providing that share of the volume of Product required for line fill, tank bottoms and working stock in each Pipeline equal to the ratio that Shipper’s deliveries bear to the total of all deliveries out of the Pipeline and otherwise necessary for the efficient operation of the Pipeline.

Article X.

Volume Losses

Section 10.01 Volume Losses. Except as set forth in the applicable Tariff, Carrier shall have no liability whatsoever to Shipper for any loss of, damage to or downgrading of Shipper’s Product, unless and to the extent such loss or damage results from Carrier’s gross negligence or willful misconduct. In no event shall Carrier be liable for more than the replacement of lost or damaged Product or, at its option, payment of the replacement cost of any lost or damaged Product. Notwithstanding the foregoing, in the event the Pipeline becomes equipped to measure volume gains and losses through the installation of custody transfer meters and Carrier begins to accept third-party petroleum products or other commodities for transportation on the Pipeline, Carrier shall establish an appropriate loss allowance and allocate gains and losses among Shipper and the third-party customers in accordance with standard industry practices.

Section 10.02 Pass-Through of Volume Losses or Gains. To the extent Carrier is required to make any payments to or is due any amounts from the operator of the Pipeline with respect to any volume losses or gains, as applicable, with respect to any of Shipper’s Products, such amounts shall be passed through to Shipper, and each of Shipper and Carrier shall be required to remit to the other Party any such amounts due to or received from the operator of the Pipeline, as applicable, in respect of such volume losses or gains.

Article XI.

Insurance

Section 11.01 Insurance. Insurance for Shipper’s Products, if any, that may be desired by Shipper, shall be carried by Shipper at Shipper’s expense. Should Shipper elect to carry insurance, then without prejudice to Shipper’s rights to directly assert self-insured claims for losses, each policy of insurance shall be endorsed to provide a waiver of subrogation rights against Carrier and the Partnership and their respective Affiliates, to the extent of the liabilities and obligations assumed by Shipper under this Agreement. Notwithstanding anything in Section 10.01 to the contrary, Carrier shall not be liable to Shipper for Product losses or shortages for which Shipper is compensated by its third party insurer.

Article XII.

Taxes

Section 12.01 Taxes. Shipper shall be responsible for and shall pay all sales Taxes and similar Taxes on goods and services provided hereunder and any other Taxes now or hereafter imposed by any Governmental Authority in respect of or measured by Products handled or stored hereunder or the manufacture, storage, delivery, receipt, exchange or inspection thereof, and Shipper agrees to promptly reimburse Carrier for any such Taxes Carrier is legally required to pay, upon receipt of invoice therefor. Each Party is responsible for all Taxes in respect of its own real and personal property.

Article XIII.

Health, Safety and Environment

Section 13.01 Spills; Environmental Pollution.

(a) In the event of any Product spill or other environmentally polluting discharge caused by Carrier’s operation of the Pipeline, any clean-up resulting from any such spill or discharge and any liability resulting from such spill or discharge shall be the responsibility of Carrier, except to the extent such spill or discharge is caused by Shipper or in connection with Shipper or a third party receiving Products on Shipper’s behalf, at its request or for its benefit.

(b) In the event and to the extent of any Product spill or other environmentally polluting discharge caused by Shipper or in connection with Shipper or a third party receiving Products on Shipper’s behalf, at its request or for its benefit, Carrier is authorized to commence containment or clean-up operations as deemed appropriate or necessary by Carrier or as required by any Governmental Authority, and Carrier shall notify Shipper of such operations as soon as practicable. All liability and reasonable costs of containment or clean-up shall be borne by Shipper except that, in the event a spill or discharge is caused by the joint negligence of both Carrier and Shipper or a third party receiving Products on Shipper’s behalf, at its request or for its benefit, liability and costs of containment or clean-up shall be borne jointly by Carrier and Shipper in proportion to each Party’s respective negligence.

(c) For purposes of this Section 13.01, the negligence of a third party receiving Products on Shipper’s behalf, at its request or for its benefit shall be attributed to Shipper.

(d) The Parties shall cooperate for the purpose of obtaining reimbursement if a third party is legally responsible for costs or expenses initially borne by Carrier or Shipper.

Section 13.02 Incident Notification. Each Party undertakes to notify the other Party as soon as reasonably practical, but in no event more than 24 hours, after becoming aware of any accident, spill or incident involving the other Party’s employees, agents, contractors, sub-contractors or their equipment, or Shipper’s Products from the Pipeline and to provide reasonable assistance in investigating the circumstances of the accident, spill or incident. If any accident, spill or incident involving Shipper’s Products requires a report to be submitted to a Governmental Authority, Carrier shall notify such Governmental Authority as soon as reasonably practical in compliance with applicable Law. A copy of any such required report shall be delivered to Shipper.

Article XIV.

Force Majeure

Section 14.01 Suspension During Force Majeure Events. Promptly upon the occurrence of a Force Majeure Event, a Party affected by a Force Majeure Event shall provide the other Party with written notice of the occurrence of such Force Majeure Event. If a Party is prevented from performing its obligations under this Agreement due to a Force Majeure Event, then, to the extent that it is affected by the Force Majeure Event, the obligations of the Parties hereto shall be addressed as set forth in Sections 14.02 and 14.03 during the continuance of such Party’s inability to perform caused by the Force Majeure Event.

Section 14.02 Carrier Force Majeure. If a Force Majeure Event is declared by Carrier or to the extent the Force Majeure Event impacts the Pipeline and Shipper declares such Force Majeure Event (each a “Carrier Force Majeure”), each Party’s obligations (other than an obligation arising prior to the Carrier Force Majeure to pay any amounts due to the other Party) shall be temporarily suspended during the occurrence of, and for the entire duration of, the Carrier Force Majeure to the extent that such Carrier Force Majeure prevents either Party from performing its obligations under this Agreement and the Schedule. The Minimum Quarterly Commitment during the period of the Carrier Force Majeure shall be ratably reduced to reflect the suspension.

Section 14.03 Shipper Force Majeure. If a Force Majeure Event other than a Carrier Force Majeure, (a “Shipper Force Majeure”) is declared by Shipper, thereby precluding Shipper from performing its obligations under the Schedule and this Agreement, including a Shipper Force Majeure impacting the Refinery that affects Shipper’s performance under the Schedule and this Agreement, Shipper’s obligations (other than Shipper’s obligation arising prior to the Suspension Date to pay any amounts due to Carrier) shall be temporarily suspended beginning on the Suspension Date and for the entire remaining duration of such Shipper Force Majeure. The Minimum Quarterly Commitment during the period of the Shipper Force Majeure following the Suspension Date shall be ratably reduced to reflect the suspension.

Section 14.04 Obligation to Remedy Force Majeure Events. A Party affected by a Force Majeure Event shall take commercially reasonable steps to remedy such situation so that it may resume the full performance of its obligations under this Agreement and the Schedule as soon as reasonably practicable.

Section 14.05 Strikes and Lockouts. The settlement of strikes, lockouts and other labor disturbances shall be entirely within the discretion of the affected Party and the requirement to remedy a Force Majeure event as soon as reasonably practicable shall not require the settlement of strikes or lockouts by acceding to the demands of an opposing Person when such course is reasonably inadvisable in the discretion of the Party having the difficulty.

Section 14.06 Action in Emergencies. Carrier may temporarily suspend performance of the services provided by Carrier hereunder to prevent injuries to persons, damage to property or harm to the environment.

Article XV.

Limitation of Liability

Section 15.01 Limitation of Liability. In no event shall any Party be liable to any other Party for any consequential, indirect, incidental, punitive, exemplary, special or similar damages or lost profits suffered, directly or indirectly, by any Party. Each Party shall be discharged from any and all liability with respect to services performed and any loss or damage Claims arising out of the Schedule or this Agreement unless suit or action is commenced within two years after the applicable cause of action arises.

Article XVI.

Termination; Non-Exclusive Remedies

Section 16.01 Default; Right to Terminate.

(a) Should either Party default in the prompt performance and observance of any of the terms and conditions of this Agreement or a Schedule, and should such default continue for [30] Days or more after Notice thereof by the non-defaulting Party to the defaulting Party, or should either Party become insolvent, commence a case for liquidation or reorganization under the United States Bankruptcy Code (or become the involuntary subject of a case for liquidation or reorganization under the United States Bankruptcy Code, if such case is not dismissed within 30 Days), be placed in the hands of a state or federal receiver or make an assignment for the benefit of its creditors, then the other Party shall have the right, at its option, to terminate such Schedule (and this Agreement with respect to such Schedule) immediately upon delivery of Notice to the other Party.

(b) In the event of a default by Shipper under a Schedule, the amounts theretofore accrued with respect to such Schedule shall, at the option of Carrier, become immediately due and payable. In the event of default by Carrier under a Schedule, Shipper shall have the right, at its option, to terminate such Schedule (and this Agreement with respect to such Schedule), provided that Shipper shall have paid Carrier for the amounts that have accrued under such Schedule to the date of such termination. In no event shall a default under one Schedule be deemed to be a default under any other Schedule.

Section 16.02 Termination Following a Force Majeure Event. If a Force Majeure Event prevents Carrier or Shipper from performing its respective obligations under the Schedule for a period of more than 12 consecutive Months, the Schedule, or to the extent the Force Majeure Event only affects a portion of the obligations under the Schedule, the portion of those obligations so affected, may be terminated by either Party at any time after the expiration of such 12-Month period upon at least 30 Days’ Notice to the other Party.

Section 16.03 Non-Exclusive Remedies. Except as otherwise provided in this Agreement or the Schedule, the remedies of Carrier and Shipper provided in this Agreement shall not be exclusive, but shall be cumulative and shall be in addition to all other remedies in favor of Carrier or Shipper at law or in equity.

Article XVII.

Notices

Section 17.01 All notices or requests or consents provided for by, or permitted to be given pursuant to, this Agreement or any Schedule must be in writing and must be given by e-mail or United States mail, addressed to the Person to be notified, postpaid, and registered or certified with return receipt requested or by delivering such notice in person or by facsimile to such Party. Notice given by personal delivery or mail shall be effective upon actual receipt. Notice given by e-mail or facsimile shall be effective upon actual receipt if received during the recipient’s normal business hours or at the beginning of the recipient’s next business day after receipt if not received during the recipient’s normal business hours. All notices to be sent to a Party pursuant to this Agreement or any Schedule shall be sent to or made at the address set forth below or at such other address as such Party may stipulate to the other Parties in the manner provided in this Section 17.01.

If to Shipper:

Vice President Product Supply (Light Products)

Valero Marketing and Supply Company

One Valero Way

San Antonio, Texas 78249

Attn: Mark Swensen

Facsimile: 210-345-2413

E-mail: Mark.Swensen@valero.com

or

Vice President Crude, Feedstock Supply & Trading (Crude Oil)

Valero Marketing and Supply Company

One Valero Way

San Antonio, Texas 78249

Attn: Gary Simmons

Facsimile: 210-345-2413

E-mail: Gary.Simmons@valero.com

If to Carrier:

President and Chief Operating Officer

Valero Energy Partners GP LLC

One Valero Way

San Antonio, Texas 78249

Attn: Rich Lashway

Facsimile: 210-370-5161

E-mail: Rich.Lashway@valero.com

Article XVIII.

Miscellaneous

Section 18.01 Governing Law and Jurisdiction. This Agreement shall be subject to and governed by the laws of the State of Texas, excluding any conflicts-of-law rule or principle that might refer the construction or interpretation of this Agreement to the laws of another state. Any disputes arising out of this Agreement will be subject to the exclusive jurisdiction of the U.S. District Court located in Harris County, Texas if federal jurisdiction is available and to the courts of the State of Texas located in Harris County, Texas if federal jurisdiction is not available.

Section 18.02 Assignment.

(a) Neither Party may assign its rights under this Agreement or any Schedule without the prior written consent of the other Party except:

(i) if Shipper sells or otherwise transfers any Refinery, Shipper may assign the Schedule(s) related to such Refinery, and the terms and conditions of this Agreement related to such Schedule(s) shall be novated into a new agreement between Carrier and the transferee of such Schedule(s) subject to the provisions of Section 18.02(b); and

(ii) Carrier may make collateral assignments of this Agreement to secure financing;

provided, however, that in no event shall Shipper be required to consent to Carrier’s assignment of this Agreement or any Schedule to any Person that is engaged in the business of refining and marketing petroleum products (or that directly or indirectly Controls or is Controlled by a Person that is engaged in the business of refining and marketing petroleum products) in any State where the Origin Point of the Pipeline covered by a Schedule is located.

(b) Upon an assignment or partial assignment this Agreement or a Schedule by either Party, the assigned rights and obligations shall be novated into a new agreement with the assignee, and such assignee shall be responsible for the performance of the assigned obligations unless the non-assigning Party has reasonably determined that the assignee is not financially or operationally capable of performing such assigned obligations, in which case the assignor shall remain responsible for the performance of such assigned obligations.

Section 18.03 Partnership Change in Control. The Shipper’s obligations hereunder shall not terminate in connection with a Partnership Change in Control. Carrier shall provide Shipper with Notice of any Partnership Change in Control at least 60 Days prior to the effective date thereof.

Section 18.04 No Third-Party Rights. Except as expressly provided, nothing in this Agreement or any Schedule is intended to confer any rights, benefits or obligations to any Person other than the Parties and their respective successors and assigns.

Section 18.05 Compliance with Laws. Each Party shall at all times comply with all Laws with respect to the use of the Terminal and in the performance of this Agreement or any Schedule.

Section 18.06 Severability. If any provision of this Agreement or a Schedule or the application thereof shall be found by any arbitral panel or court of competent jurisdiction to be invalid, illegal or unenforceable to any extent and for any reason, it shall be adjusted rather than voided, if possible, in order to achieve the intent of the Parties. In any event, the remainder of this Agreement or such Schedule and the application of such remainder shall not be affected thereby and shall be enforced to the greatest extent permitted by Law.

Section 18.07 Non-Waiver. The failure of either Party to enforce any provision, condition, covenant or requirement of this Agreement or any Schedule at any time shall not be construed to be a waiver of such provision, condition, covenant or requirement unless the other Parties are so notified by such Party in writing. Any waiver by a Party of a default by any other Party in the performance of any provision, condition, covenant or requirement contained in this Agreement or any Schedule shall not be deemed to be a waiver of such provision, condition, covenant or requirement, nor shall any such waiver in any manner release such other Party from the performance of any other provision, condition, covenant or requirement.

Section 18.08 Entire Agreement. This Agreement and the Schedule, together with all exhibits attached hereto and thereto, constitute the entire agreement between the Parties relating to the subject matter contemplated by this Agreement and the Schedule and supersedes all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, between the Parties relating to the subject matter hereof and thereof, and there are no warranties, representations or other agreements between the Parties in connection with the subject matter hereof and thereof except as specifically set forth in, or contemplated by, the this Agreement or the Schedule.

Section 18.09 Amendments. This Agreement shall not be modified or amended, in whole or in part, except by a written amendment signed by both Parties. No amendment to a Schedule will be effective unless made in writing and signed by both Parties.

Section 18.10 Survival. Any indemnification granted hereunder by one Party to the other Party shall survive the expiration or termination of all or any part of this Agreement.

Section 18.11 Counterparts; Multiple Originals. This Agreement may be executed in any number of counterparts, all of which together shall constitute one agreement binding on each of the Parties. Each of the Parties may sign any number of copies of this Agreement. Each signed copy shall be deemed to be an original, but all of them together shall represent one and the same agreement.

Section 18.12 Exhibits. The exhibits identified in this Agreement are incorporated in this Agreement and constitute a part of this Agreement. If there is any conflict between this Agreement and any exhibit, the provisions of the exhibit shall control.

Section 18.13 Headings; Subheadings. The headings and subheadings of this Agreement have been inserted only for convenience to facilitate reference and are not intended to describe, interpret, define or limit the scope, extent or intent of this Agreement or any provision hereof.

Section 18.14 Construction. The Parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Parties and no presumption or burden of proof shall arise favoring or disfavoring either Party by virtue of the authorship of any of the provisions of this Agreement.

Section 18.15 Business Practices. Carrier shall use its best efforts to make certain that all billings, reports, and financial settlements rendered to or made with Shipper pursuant to this Agreement or any Schedule, or any revision of or amendments to this Agreement or any Schedule, will properly reflect the facts about all activities and transactions handled by authority of this Agreement and the Schedule and that the information shown on such billings, reports and settlement documents may be relied upon by Shipper as being complete and accurate in any further recording and reporting made by Shipper for whatever purposes. Carrier shall notify Shipper if Carrier discovers any errors in such billings, reports, or settlement documents.

[Signature page follows.]

IN WITNESS WHEREOF, the Parties have signed this Agreement as of the Effective Date.

CARRIER:

VALERO PARTNERS OPERATING CO. LLC

By:	/s/ Richard F. Lashway
Name:	Richard F. Lashway
Title:	Senior Vice President

SHIPPER:

VALERO MARKETING AND SUPPLY COMPANY

By:	/s/ Joseph W. Gorder
Name:	Joseph W. Gorder
Title:	President

Signature Page to Master Transportation Services Agreement

TRANSPORTATION SERVICES SCHEDULE

(Collierville Pipeline System)

This Transportation Services Schedule (this “Schedule”) is entered into on the 16th day of December, 2013 (the “Effective Date”) by and between VALERO PARTNERS OPERATING CO. LLC, a Delaware limited liability company (“Carrier”), and VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“Shipper”), pursuant to the Master Transportation Services Agreement (the “Agreement”) between Carrier and Shipper dated as of December 16, 2013. Except as set forth herein, the terms and conditions of the Agreement are incorporated by reference into this Schedule. Unless otherwise defined in this Schedule, the defined terms in this Schedule will have the same meaning used in the Agreement.

1. Term. This Schedule shall have a primary term commencing on the Effective Date and ending 10 years from the Effective Date (the “Initial Term”), and may be renewed by Shipper, at Shipper’s sole option, for one successive 5 year renewal term (a “Renewal Term”), upon at least 180 Days’ written Notice from Shipper to Carrier prior to the end of the Initial Term. The Initial Term and Renewal Term, if any, shall be referred to in this Schedule as the “Term”.

2. Pipeline. The pipeline (the “Pipeline”) and related facilities (such facilities, together with the Pipeline, the “Pipeline System”) covered by this Schedule is the Collierville pipeline that originates at the inlet of Carrier’s valve 412 located at the connection of the Pipeline System to the Capline Pipeline in Marshall County, Mississippi (the “Origin Point”) and terminates at the outlet flange of Carrier’s back pressure regulator for the Pipeline System located within the fence line of the Refinery (as defined below) (the “Delivery Point”) and consists of the following segments:

(a) A 30" nominal diameter pipeline located in Marshall County, Mississippi being approximately 1,359 ft / 0.26 miles in length. This pipeline originates at the Shell/Capline facility meter site and terminates at the Collierville Station crude oil inlet manifold;

(b) A 12" nominal diameter pipeline located in Marshall and Desoto County, Mississippi being approximately 45,075 ft / 8.54 miles in length. This pipeline originates at Collierville Station and terminates at the Hacks Cross Road trap site;

(c) A 10" nominal diameter pipeline located in Marshall and Desoto County, Mississippi and Shelby County, Tennessee being approximately 100,010 ft / 18.94 miles in length. This pipeline originates at Collierville Station and terminates at the Stateline Road trap site;

(d) A 20" nominal diameter pipeline located in Desoto County, Mississippi and Shelby County, Tennessee being approximately 33,786 ft / 6.40 miles in length. This pipeline originates at the Hacks Cross Road trap site and terminates at the Davidson Road trap site;

(e) A 14" nominal diameter pipeline located in Desoto County, Mississippi being approximately 23,979 ft / 4.54 miles in length. This pipeline originates at the Davidson Road trap site and terminates at the Stateline Road trap site; and

(f) A 20" nominal diameter pipeline located in Shelby County, Tennessee and Marshall County, Mississippi being approximately 71,832 ft / 13.60 miles in length. This pipeline originates at the Stateline Road trap site and terminates at the Memphis Refinery.

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In addition to the Pipelines, Shipper shall have the right to use the Collierville Tanks (as defined below) pursuant to Section 9 hereof and the St. James Tank (as defined below) pursuant to Section 10 hereof.

3. Refinery. The refinery that is supported by the Pipeline System is Shipper’s Affiliate’s Memphis Refinery (the “Refinery”).

4. Product. The products to be transported and shipped on the Pipeline System under this Schedule (each, a “Product” and collectively, the “Products”) are those products permissible as established by Carrier in the Rules and Regulations Tariff FERC No. 9.0.0, as the same may be amended, modified or supplemented from time to time (the “Rules and Regulations Tariff”). A copy of the Rules and Regulations Tariff is attached hereto as Exhibit A.

5. Specifications. Shipper will ensure that all of its Products tendered at the Origin Point for transportation on the Pipeline System meet the applicable specifications for the Product set forth in the Tariff (the “Specifications”).

6. Tariff Rate. For transportation services on the Pipeline System, Shipper agrees to pay Carrier the Tariff Rate (as defined below) subject to escalation pursuant to Section 8. For purposes of this Schedule and the Agreement the term “Tariff Rate” means the rate applicable from time to time for the shipment of a Product through the Pipeline System under the terms of the Tariff (as defined below), which as of the Effective Date shall be $0.1557 per Barrel of Product delivered from the Origin Point to the Delivery Point on the Pipeline, adjusted from time to time as provided in Section 8. For purpose of this Schedule and the Agreement, the term “Tariff” shall mean Carrier’s Local Pipeline Tariff FERC No. 10.3.0 to be filed with FERC to be effective on the Effective Date, in the form set forth in Exhibit B attached hereto, including all supplements and re-issues thereof, containing the rates, and incorporating the rules and regulations governing the transportation and handling of Product(s) on the Pipeline System.

7. Pipeline Throughput Commitment. During each Calendar Quarter pursuant to the terms and conditions of this Schedule and the Tariff, Shipper shall tender at the Origin Point an aggregate average of at least 100,000 Barrels per Day of Product for transportation on the Pipeline System, in approximately ratable quantities (such average, the “Minimum Quarterly Commitment”) to the Delivery Point and Carrier shall transport and ship or cause to be transported and shipped such Product on the Pipeline in accordance with the terms of this Schedule and the Tariff. Except as expressly provided in the Agreement for an Outage, a Carrier Force Majeure or a Shipper Force Majeure, if during any Calendar Quarter, Shipper fails to meet its Minimum Quarterly Commitment during such Calendar Quarter, then Shipper will pay Carrier a deficiency payment (each, a “Quarterly Deficiency Payment”) in an amount equal to the volume of the deficiency (the “Quarterly Deficiency Volume”) multiplied by the Tariff Rate in effect for the relevant Calendar Quarter. The dollar amount of any Quarterly Deficiency Payment paid by Shipper may be applied as a credit against any amounts incurred by Shipper and owed to Carrier with respect to volumes of Product tendered at the Origin Point in excess of the Shipper’s Minimum Quarterly Commitment (or, if this Schedule expires or is terminated, to volumes tendered to the Origin Point in excess of the applicable Minimum Quarterly Commitment in effect as of the date of such expiration or termination) (such excess volume during any Calendar Quarter is referred to in this Section as the “Quarterly Surplus Volume”) during any of the succeeding four Calendar Quarters, after which

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time any unused credits will expire. This Section 7 shall survive the expiration or termination of this Schedule, if necessary for the application of any Quarterly Deficiency Payment against any Quarterly Surplus Volume as set forth herein. Carrier shall provide transportation services to Shipper in excess of the Minimum Quarterly Commitment on an “as available” basis, and any use of such excess capacity shall be subject to the Tariff Rate in effect at the time of the tender.

8. Escalation. On July 1, 2014, and on July 1st of each year thereafter while this Schedule is in effect, Carrier may, in its discretion, adjust the Tariff Rate, which adjustment shall be effective as of July 1st of the year in which such election is made, in accordance with FERC’s indexing methodology. If FERC terminates its indexing methodology and does not adopt a new methodology, the Parties shall negotiate in good faith a methodology for adjusting the Tariff Rate under this Schedule.

9. Collierville Terminal Tanks. Carrier shall furnish as part of its services under this Schedule, and Shipper shall have the right to use, the tanks and related facilities (the “Collierville Tanks”) at the Carrier’s Collierville terminal in Byhalia, Mississippi (the “Terminal”) for break-out storage in connection the movements of Shipper’s Product on the Pipeline System. The use of the Collierville Tanks and the services at the Terminal shall be in accordance with the following additional terms.

(a) Carrier’s Obligation to Maintain. Carrier agrees to maintain and keep the Collierville Tanks in good condition (ordinary wear and tear excepted) according to Law and industry standards.

(b) Use of the Collierville Tanks. Shipper agrees to deliver to the Collierville Tanks for storage only the Shipper’s Product specified in this Schedule, and Shipper shall be responsible for any damage to the Collierville Tanks if and to the extent caused by the storage in the Collierville Tanks of any Shipper’s Product which (i) is not expressly authorized under the terms hereof or (ii) contains any contaminant introduced into Shipper’s Product prior to Carrier taking custody of such Product.

(c) Commingled Storage. Carrier is not required to store Shipper’s Products in dedicated storage at the Terminal. Each Product may be stored in commingled storage with a product belonging to another Person; provided, however, that any product belonging to another Person and commingled with a Product belonging to Shipper shall meet or exceed the Specifications.

(d) Tank Bottoms. Shipper will provide a pro rata share of the tank bottoms (including, if applicable the amount of Product required for a floating roof to remain continuously afloat) and a pro rata share of line fill for Product at the Terminal. Shipper’s pro rata share will be determined by Carrier and is subject to change.

(e) Maintenance and Cleaning of Collierville Tanks. During the Term of this Schedule, Carrier may take out of service any tank in order to perform inspections, maintenance, or repairs. If such tank is taken out of service Carrier, at Carrier’s option, may move Shipper’s Product to an alternate tank while the original tank is out of service. Shipper will reimburse Carrier the actual costs incurred for cleaning the Collierville Tanks and disposal of any waste generated from the storage of Shipper’s Products at the Terminal.

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(f) Removal upon Termination. Shipper, at its own expense, shall make arrangements for the removal of its Products from the Terminal and Carrier shall remove and redeliver Shipper’s Products no later than the later of (1) the effective date of the termination or expiration of this Schedule and (2) 10 Days after receipt of Notice to terminate this Schedule in accordance with its terms, provided that Carrier may, in its sole discretion, agree in writing to extend the time for such removal (the later such date being referred to as the “Removal Deadline”). Shipper shall reimburse Carrier for any expenses incurred by Carrier in removing Shipper’s Products from the Terminal, including any expenses incurred by Carrier for cleaning, degassing or otherwise preparing the Tank(s) and the removal, processing, transportation or disposal of all waste generated from the storage of Shipper’s Products at the Terminal. If by the Removal Deadline Shipper’s Product has not been removed from the Terminal, except to the extent any delay in removal is caused by Carrier, then in addition to any other rights Carrier may have under this Schedule:

(i) Shipper shall remain obligated to perform all of the terms and conditions set forth in this Schedule;

(ii) Carrier shall have the right to take possession of such Products and sell them in public or private sales. In the event of such a sale, Carrier shall withhold from the proceeds therefrom all amounts owed to it hereunder and all reasonable expenses of sale (including any expenses incurred by Carrier for cleaning, degassing or otherwise preparing the Tank(s), the removal, processing, transportation or disposal of all waste generated from the storage of Shipper’s Products, and reasonable attorneys’ fees and any amounts necessary to discharge any and all liens against the Products). The balance of the proceeds, if any, shall be remitted to Shipper; and

(iii) Shipper shall pay any holdover fee of $0.05 per Barrel of Product per day until all Products are removed from the Terminal.

10. St. James Tank. Carrier shall furnish as part of its transportation services under this Schedule, and Shipper shall have the right to use, Carrier’s 330,000 Barrel crude oil storage tank (along with the appurtenant facilities thereto) (the “St. James Tank”) located at Capline’s St. James Terminal in St. James, Louisiana for receiving and staging Product for transportation on the Capline Pipeline System to the Origin Point on the Pipeline. Shipper’s right to use the St. James Tank shall be subject to and in accordance with the terms of (i) the Tank Operating Agreement dated December 1, 1996 between Shell Pipeline Company LP (successor-in-interest to Shell Pipe Line Corporation) in its capacity as Operator of the Capline System, and Valero MKS Logistics, L.L.C. (as successor-in-interest to Williams Refining & Marketing, L.L.C. successor-in-interest to MAPCO Petroleum Inc.) and (ii) Surface Lease and Pipeline Servitude dated December 1, 1996, between Shell Pipeline Company LP (successor-in-interest to Shell Pipe Line Corporation) in its capacity as Operator of the Capline System, and Valero MKS Logistics, L.L.C. (as successor-in-interest to Williams Refining & Marketing, L.L.C. successor-in-interest to MAPCO Petroleum Inc.).

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11. Nominations and Scheduling. Shipper shall provide Carrier with a written nomination and schedule for shipments in accordance with the Rules and Regulations Tariff.

12. Special Termination by Shipper. If Shipper or any of its Affiliates determines to completely or partially suspend refining operations at the Refinery for a period of at least 12 consecutive Months, the Parties will negotiate in good faith to agree upon a reduction of the Minimum Quarterly Commitment to reflect such suspension of operations. If the Parties are unable to agree to an appropriate reduction of the Minimum Quarterly Commitment, then after Shipper or such Affiliate has made a public announcement of such suspension, Shipper may provide written Notice to Carrier of its intent to terminate this Schedule and this Schedule will terminate 12 Months following the date such Notice is delivered to Carrier. In the event Shipper or such Affiliate publicly announces, prior to the expiration of such 12-Month period, its intent to resume operations at the Refinery, then such Notice shall be deemed revoked and this Schedule shall continue in full force and effect as if such Notice had never been delivered.

13. Effect of Shipper Restructuring. If Shipper or any of its Affiliates determines to restructure its respective supply, refining or sales operations at the Refinery in such a way as could reasonably be expected to materially and adversely affect the economics of Shipper’s performance of its obligations under this Schedule, then the Parties will negotiate in good faith an alternative arrangement that is no worse economically for Carrier than the economic benefits to be received by Carrier under this Schedule, which may include the substitution of new commitments of Shipper on other assets owned or to be acquired or constructed by Carrier.

14. Contacts and Notices.

(a) For Carrier. The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Carrier shall be in writing and delivered as set forth in the Agreement:

Operational:	Sr Mgr Area Pipeline &Terminals, Midwest Operations
Tel: (901) 947-8479
Fax: (210) 370-5150

Invoice:	Troy Heard, Supervisor Accounting
Tel: (210) 345-4324
Fax: (210) 370-4324

(b) For Shipper: The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Shipper shall be in writing and delivered as set forth in the Agreement:

Operational:	Scheduler, Mid-Continent
Tel: (210) 345-5898
Fax: (210) 370-6206

Invoice:	Troy Heard, Supervisor Accounting
Tel: (210) 345-3219
Fax: (210) 370-4355

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IN WITNESS WHEREOF, the Parties hereto have caused this Schedule to be duly executed by their respective authorized officers.

Carrier:

VALERO PARTNERS OPERATING CO. LLC

By:	/s/ Richard F. Lashway
Name:	Richard F. Lashway
Title:	Senior Vice President

Shipper:

VALERO MARKETING AND SUPPLY COMPANY

By:	/s/ Rodney L. Reese
Name:	Rodney L. Reese
Title:	Vice President

Signature Page to Transportation Services Schedule (Collierville Pipeline System)

EXHIBIT A

Rules and Regulations Tariff FERC No. 9.0.0

[See attached.]

EXHIBIT B

Local Pipeline Tariff FERC No. 10.3.0

[See attached.]

TRANSPORTATION SERVICES SCHEDULE

(El Paso Pipeline)

This Transportation Services Schedule (this “Schedule”) is entered into on the 16th day of December, 2013 (the “Effective Date”) by and between VALERO PARTNERS OPERATING CO. LLC, a Delaware limited liability company (“Carrier”), and VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“Shipper”), pursuant to the Master Transportation Services Agreement (the “Agreement”) between Carrier and Shipper dated as of December 16, 2013. Except as set forth herein, the terms and conditions of the Agreement are incorporated by reference into this Schedule. Unless otherwise defined in this Schedule, the defined terms in this Schedule will have the same meaning used in the Agreement.

1. Term. This Schedule shall have a primary term commencing on the Effective Date and ending 10 years from the Effective Date (the “Initial Term”), and may be renewed by Shipper, at Shipper’s sole option, for one successive 5 year renewal term (a “Renewal Term”), upon at least 180 Days’ written Notice from Shipper to Carrier prior to the end of the Initial Term. The Initial Term and Renewal Term, if any, shall be referred to in this Schedule as the “Term”.

2. Pipeline. The pipeline (the “Pipeline”) and related facilities (such facilities, together with the Pipeline, the “Pipeline System”) covered by this Schedule is Carrier’s one-third undivided interest in a 10 3/4" nominal diameter products pipeline extending approximately 408 miles from the inlet side of the refined petroleum product measurement meter station located at the El Paso Pipeline Pump Station at the Refinery (the “Origin Point”) to the outlet side of the El Paso Pipeline measurement meter station located on the El Paso Terminal property in El Paso County, Texas (the “Delivery Point”).

3. Refinery. The refinery that is supported by the Pipeline is Shipper’s Affiliate’s McKee Refinery (the “Refinery”).

4. Product. The products to be transported and shipped on the Pipeline under this Schedule (each, a “Product” and collectively, the “Products”) are those products permissible as established by the Operator (as defined below) in Local Pipeline Tariff FERC No. 70.8.0, and subject to the rules and regulations published in Operator’s Rules and Regulations Tariff FERC No. 76.1.0, as both may be amended, modified or supplemented by Operator from time to time (collectively the “Operator’s Tariffs”).

5. Specifications. Shipper will ensure that all of its Products tendered at the Origin Point for transportation on the Pipeline System meet the applicable specifications for the Product established by the Operator’s Tariffs (the “Specifications”).

6. Transportation Rate. For transportation services on the Pipeline, Shipper agrees to pay Carrier $1.302 per Barrel of Product transported from the Origin Point to the Delivery Point on the Pipeline, adjusted from time to time as provided in Section 8 (the “Transportation Rate”).

7. Pipeline Throughput Commitment. During each Calendar Quarter pursuant to the terms and conditions of this Schedule, Shipper shall tender at the Origin Point an aggregate average of at least 17,836 Barrels per Day of Product for transportation on the Pipeline, in approximately ratable

1

quantities (such average, the “Minimum Quarterly Commitment”) to the Delivery Point and Carrier shall transport and ship or cause to be transported and shipped such Product on the Pipeline in accordance with the terms of this Schedule. Except as expressly provided in the Agreement for an Outage, a Carrier Force Majeure or a Shipper Force Majeure, if during any Calendar Quarter, Shipper fails to meet its Minimum Quarterly Commitment during such Calendar Quarter, then Shipper will pay Carrier a deficiency payment (each, a “Quarterly Deficiency Payment”) in an amount equal to the volume of the deficiency (the “Quarterly Deficiency Volume”) multiplied by the Transportation Rate in effect for the relevant Calendar Quarter. The dollar amount of any Quarterly Deficiency Payment paid by Shipper may be applied as a credit against any amounts incurred by Shipper and owed to Carrier with respect to volumes of Product tendered at the Origin Point in excess of the Shipper’s Minimum Quarterly Commitment (or, if this Schedule expires or is terminated, to volumes tendered to the Origin Point in excess of the applicable Minimum Quarterly Commitment in effect as of the date of such expiration or termination) (such excess volume during any Calendar Quarter is referred to in this Section as the “Quarterly Surplus Volume”) during any of the succeeding four Calendar Quarters, after which time any unused credits will expire. This Section 7 shall survive the expiration or termination of this Schedule, if necessary for the application of any Quarterly Deficiency Payment against any Quarterly Surplus Volume as set forth herein. Carrier shall provide transportation services to Shipper in excess of the Minimum Quarterly Commitment on an “as available” basis, and any use of such excess capacity shall be subject to the Transportation Rate in effect at the time of the tender.

8. Escalation. On July 1, 2014, and on July 1st of each year thereafter while this Schedule is in effect, Carrier may, in its discretion, adjust the Transportation Rate, which adjustment shall be effective as of July 1st of the year in which such election is made, in accordance with FERC’s indexing methodology. If FERC terminates its indexing methodology and does not adopt a new methodology, the Parties shall negotiate in good faith a methodology for adjusting the Transportation Rate under this Schedule.

9. Nominations and Scheduling. Shipper shall provide Carrier with a written nomination and schedule for shipments at the same time and in the same form and manner as required by the Operator’s Tariffs.

10. Special Termination by Shipper. If Shipper or any of its Affiliates determines to completely or partially suspend refining operations at the Refinery for a period of at least 12 consecutive Months, the Parties will negotiate in good faith to agree upon a reduction of the Minimum Quarterly Commitment to reflect such suspension of operations. If the Parties are unable to agree to an appropriate reduction of the Minimum Quarterly Commitment, then after Shipper or such Affiliate has made a public announcement of such suspension, Shipper may provide written Notice to Carrier of its intent to terminate this Schedule and this Schedule will terminate 12 Months following the date such Notice is delivered to Carrier. In the event Shipper or such Affiliate publicly announces, prior to the expiration of such 12-Month period, its intent to resume operations at the Refinery, then such Notice shall be deemed revoked and this Schedule shall continue in full force and effect as if such Notice had never been delivered.

11. Effect of Shipper Restructuring. If Shipper or any of its Affiliates determines to restructure its respective supply, refining or sales operations at the Refinery in such a way as could reasonably be expected to materially and adversely affect the economics of Shipper’s performance

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of its obligations under this Schedule, then the Parties will negotiate in good faith an alternative arrangement that is no worse economically for Carrier than the economic benefits to be received by Carrier under this Schedule, which may include the substitution of new commitments of Shipper on other assets owned or to be acquired or constructed by Carrier.

12. Third Party Operated Assets. The Parties recognize that the Pipeline System is currently operated by a third party operator (the “Operator”) pursuant to an Agreement For The Operation and Maintenance of the El Paso Pipeline dated March 2, 1998 by and between NuStar Logistics, LP (as successor-in-interest to D.S.E. Pipeline Company) and Carrier (as successor-in-interest to Phillips Texas Pipeline Company, Ltd.) (as amended, the “Operating Agreement”) and the terms of this Schedule and the Agreement as it relates to the operation of the Pipeline System and the services to be provided by Carrier are intended to be consistent with the terms and services to be provided by the Operator pursuant to the Operating Agreement. Carrier shall not be liable to Shipper for any Claims which may arise by reason of the failure of Carrier to keep, observe or perform any of its obligations under this Schedule or the Agreement if such obligation is in direct conflict with or violates the terms of the Operating Agreement.

13. Contacts and Notices.

(a) For Carrier. The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Carrier shall be in writing and delivered as set forth in the Agreement:

Operational:	Exec Director Pipeline & Terminals
Tel: (409)-839-3518
Fax: (409)-839-3515

Invoice:	Troy Heard, Supervisor Accounting
Tel: (210) 345-4324
Fax: (210) 370-4324

(b) For Shipper: The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Shipper shall be in writing and delivered as set forth in the Agreement:

Operational:	Manager Product Supply Operations, Mid-Continent
Tel: (210) 345-3689
Fax: (210) 345-2660

Invoice:	Troy Heard, Supervisor Accounting
Tel: (210) 345-3219
Fax: (210) 370-4355

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IN WITNESS WHEREOF, the Parties hereto have caused this Schedule to be duly executed by their respective authorized officers.

Carrier:

VALERO PARTNERS OPERATING CO. LLC

By:	/s/ Richard F. Lashway
Name:	Richard F. Lashway
Title:	Senior Vice President

Shipper:

VALERO MARKETING AND SUPPLY COMPANY

By:	/s/ Rodney L. Reese
Name:	Rodney L. Reese
Title:	Vice President

Signature Page to Transportation Services Schedule (El Paso Pipeline)

TRANSPORTATION SERVICES SCHEDULE

(Lucas Pipeline System)

This Transportation Services Schedule (this “Schedule”) is entered into on the 16th day of December, 2013 (the “Effective Date”) by and between VALERO PARTNERS OPERATING CO. LLC, a Delaware limited liability company (“Carrier”), and VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“Shipper”), pursuant to the Master Transportation Services Agreement (the “Agreement”) between Carrier and Shipper dated as of December 16, 2013. Except as set forth herein, the terms and conditions of the Agreement are incorporated by reference into this Schedule. Unless otherwise defined in this Schedule, the defined terms in this Schedule will have the same meaning used in the Agreement.

1. Term. This Schedule shall have a primary term commencing on the Effective Date and ending 10 years from the Effective Date (the “Initial Term”), and may be renewed by Shipper, at Shipper’s sole option, for one successive 5 year renewal term (a “Renewal Term”), upon at least 180 Days’ written Notice from Shipper to Carrier prior to the end of the Initial Term. The Initial Term and Renewal Term, if any, shall be referred to in this Schedule as the “Term”.

2. Pipeline. The pipeline (the “Pipeline”) and related facilities (such facilities, together with the Pipeline, the “Pipeline System”) covered by this Schedule is the 30" nominal diameter crude oil pipeline that is approximately 12.37 miles in length and originates at inlet flange of the Pipeline crude meter skid located within Carrier’s Lucas Terminal (the “Origin Point”) and terminates at the outlet flange of the Pipeline crude meter skid located at the Refinery (the “Delivery Point”).

3. Refinery. The refinery that is supported by the Pipeline is Shipper’s Affiliate’s Port Arthur Refinery (the “Refinery”).

4. Product. The products to be transported and shipped on the Pipeline under this Schedule (each, a “Product” and collectively, the “Products”) are those products permissible as established by Carrier in the Rules and Regulations Tariff FERC No. 4.0.0, as the same may be amended, modified or supplemented from time to time (the “Rules and Regulations Tariff”). A copy of the Rules and Regulations Tariff is attached hereto as Exhibit A.

5. Specifications. Shipper will ensure that all of its Products tendered at the Origin Point for transportation on the Pipeline System meet the applicable specifications for the Product as set forth in the Tariff (as defined below) (the “Specifications”).

6. Tariff Rate. For transportation services on the Pipeline System, Shipper agrees to pay Carrier the Tariff Rate (as defined below) subject to escalation pursuant to Section 8. For purposes of this Schedule and the Agreement the term “Tariff Rate” means the rate applicable from time to time for the shipment of a Product through the Pipeline System under the terms of the Tariff (as defined below), which as of the Effective Date shall be (i) $0.176 per Barrel of Product transported from the Origin Point to the Delivery Point on the Pipeline for the first 160,000 average Barrels per Day of Product so delivered during such Month, (ii) $0.071 per Barrel of Product transported from the Origin Point to the Delivery Point on the Pipeline for volumes in excess of 160,000 average Barrels per Day of Product so delivered during such Month up to 200,000 average BPD of Product so delivered during such Month; and (iii) $0.06 per Barrel of Product transported from the Origin

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Point to the Delivery Point on the Pipeline in excess of 200,000 average Barrels per Day of Product so delivered during such Month, adjusted from time to time as provided in Section 8. For purpose of this Schedule and the Agreement, the term “Tariff” shall mean Carrier’s Local Pipeline Tariff FERC No. 5.1.0 to be filed with FERC to be effective on the Effective Date, in the form set forth in Exhibit B attached hereto, including all supplements and re-issues thereof, containing the rates, and incorporating the rules and regulations governing the transportation and handling of Product on the Pipeline System.

7. Pipeline Throughput Commitment. During each Calendar Quarter pursuant to the terms and conditions of this Schedule and the Tariff, Shipper shall tender at the Origin Point an aggregate average of at least 150,000 Barrels per Day of Product for transportation on the Pipeline, in approximately ratable quantities (such average, the “Minimum Quarterly Commitment”) to the Delivery Point and Carrier shall transport and ship or cause to be transported and shipped such Product on the Pipeline in accordance with the terms of this Schedule and the Tariff. Except as expressly provided in the Agreement for an Outage, a Carrier Force Majeure, or a Shipper Force Majeure, if during any Calendar Quarter, Shipper fails to meet its Minimum Quarterly Commitment during such Calendar Quarter, then Shipper will pay Carrier a deficiency payment (each, a “Quarterly Deficiency Payment”) in an amount equal to the volume of the deficiency (the “Quarterly Deficiency Volume”) multiplied by the Tariff Rate in effect for the relevant Calendar Quarter. The dollar amount of any Quarterly Deficiency Payment paid by Shipper may be applied as a credit against any amounts incurred by Shipper and owed to Carrier with respect to volumes of Product tendered at the Origin Point in excess of the Shipper’s Minimum Quarterly Commitment (or, if this Schedule expires or is terminated, to volumes tendered to the Origin Point in excess of the applicable Minimum Quarterly Commitment in effect as of the date of such expiration or termination) (such excess volume during any Calendar Quarter is referred to in this Section as the “Quarterly Surplus Volume”) during any of the succeeding four Calendar Quarters, after which time any unused credits will expire. This Section 7 shall survive the expiration or termination of this Schedule, if necessary for the application of any Quarterly Deficiency Payment against any Quarterly Surplus Volume as set forth herein. Carrier shall provide transportation services to Shipper in excess of the Minimum Quarterly Commitment on an “as available” basis, and any use of such excess capacity shall be subject to the Tariff Rate in effect at the time of the tender.

8. Escalation. On July 1, 2014, and on July 1st of each year thereafter while this Schedule is in effect, Carrier may, in its discretion, adjust the Tariff Rate, which adjustment shall be effective as of July 1st of the year in which such election is made, in accordance with FERC’s indexing methodology. If FERC terminates its indexing methodology and does not adopt a new methodology, the Parties shall negotiate in good faith a methodology for adjusting the Tariff Rate under this Schedule.

9. Nominations and Scheduling. Shipper shall provide Carrier with a written nomination and schedule for shipments in accordance with the Rules and Regulations Tariff.

10. Special Termination by Shipper. If Shipper or any of its Affiliates determines to completely or partially suspend refining operations at the Refinery for a period of at least 12 consecutive Months, the Parties will negotiate in good faith to agree upon a reduction of the Minimum Quarterly Commitment to reflect such suspension of operations. If the Parties are unable to agree to an appropriate reduction of the Minimum Quarterly Commitment, then after Shipper or

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such Affiliate has made a public announcement of such suspension, Shipper may provide written Notice to Carrier of its intent to terminate this Schedule and this Schedule will terminate 12 Months following the date such Notice is delivered to Carrier. In the event Shipper or such Affiliate publicly announces, prior to the expiration of such 12-Month period, its intent to resume operations at the Refinery, then such Notice shall be deemed revoked and this Schedule shall continue in full force and effect as if such Notice had never been delivered.

11. Effect of Shipper Restructuring. If Shipper or any of its Affiliates determines to restructure its respective supply, refining or sales operations at the Refinery in such a way as could reasonably be expected to materially and adversely affect the economics of Shipper’s performance of its obligations under this Schedule, then the Parties will negotiate in good faith an alternative arrangement that is no worse economically for Carrier than the economic benefits to be received by Carrier under this Schedule, which may include the substitution of new commitments of Shipper on other assets owned or to be acquired or constructed by Carrier.

12. Contacts and Notices.

(a) For Carrier. The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Carrier shall be in writing and delivered as set forth in the Agreement:

Operational:	Manager Area Terminal, Gulf Coast Operations
Tel: (409)-839-3518
Fax: (409)-839-3515

Invoice:	Troy Heard, Supervisor Accounting
Tel: (210) 345-3219
Fax: (210) 370-4355

(b) For Shipper: The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Shipper shall be in writing and delivered as set forth in the Agreement:

Operational:	Sr Mgr Marine Operations, Gulf Coast (Marine)
Tel: (210) 345-2792
Fax: (210) 345- 2768

OR
Scheduler, Gulf Coast (Pipeline)
Tel: (210) 345-5893
Fax: (210) 345- 5907

Invoice:	Troy Heard, Supervisor Accounting
Tel: (210) 345-3219
Fax: (210) 370-4355

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IN WITNESS WHEREOF, the Parties hereto have caused this Schedule to be duly executed by their respective authorized officers.

Carrier:

VALERO PARTNERS OPERATING CO. LLC

By:	/s/ Richard F. Lashway
Name:	Richard F. Lashway
Title:	Senior Vice President

Shipper:

VALERO MARKETING AND SUPPLY COMPANY

By:	/s/ Rodney L. Reese
Name:	Rodney L. Reese
Title:	Vice President

Signature Page to Transportation Services Schedule (Lucas Pipeline System)

EXHIBIT A

Rules and Regulations Tariff FERC No. 4.0.0

[See attached.]

EXHIBIT B

Local Pipeline Tariff FERC No. 5.1.0

[See attached.]

TRANSPORTATION SERVICES SCHEDULE

(Memphis Airport Pipeline System)

This Transportation Services Schedule (this “Schedule”) is entered into on the 16th day of December, 2013 (the “Effective Date”) by and between VALERO PARTNERS OPERATING CO. LLC, a Delaware limited liability company (“Carrier”), and VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“Shipper”), pursuant to the Master Transportation Services Agreement (the “Agreement”) between Carrier and Shipper dated as of December 16, 2013. Except as set forth herein, the terms and conditions of the Agreement are incorporated by reference into this Schedule. Unless otherwise defined in this Schedule, the defined terms in this Schedule will have the same meaning used in the Agreement.

1. Term. This Schedule shall have a primary term commencing on the Effective Date and ending 10 years from the Effective Date (the “Initial Term”), and may be renewed by Shipper, at Shipper’s sole option, for one successive 5 year renewal term (a “Renewal Term”), upon at least 180 Days’ written Notice from Shipper to Carrier prior to the end of the Initial Term. The Initial Term and Renewal Term, if any, shall be referred to in this Schedule as the “Term”.

2. Pipeline. The pipeline (the “Pipeline”) and related facilities (such facilities, together with the Pipeline, the “Pipeline System”) covered by this Schedule is the Memphis Airport jet pipeline system, which consists of a 6" nominal diameter pipeline approximately 51,820 ft / 9.81 miles in length (“6" Jet Fuel Pipeline”) that originates at (i) the inlet flange of Carrier’s 6" check valve for jet pump #1 inside the Refinery and (ii) the inlet flange of Carrier’s airport control valve for jet pumps #2 and #3 inside the Refinery (the “Origin Points”) and terminates at the outlet flange of Carrier’s valve located in the Swissport Station tank farm at the Memphis International Airport (the “Swissport Delivery Point”), together with a 6" lateral pipeline that runs approximately 7,968 ft / 1.51 miles (the “Fed Ex Lateral”) from a connection point with the 6" Jet Fuel Pipeline near Nonconnah Creek to the outlet of the last valve on Carrier’s meter skid at the FedEx Terminal at the Memphis International Airport (the “FedEx Delivery Point” and together with the Swissport Delivery Point, the “Delivery Points”).

3. Refinery. The refinery that is supported by the Pipeline is Shipper’s Affiliate’s Memphis Refinery (the “Refinery”).

4. Product. The product to be transported and shipped on the Pipeline under this Schedule is jet fuel (the “Product”).

5. Specifications. Shipper will ensure that all of its Product tendered at the Origin Points for transportation on the Pipeline System meets the applicable specifications for the Product, as set forth in ASTM D1655 (Jet A), as the same may be amended, modified or supplemented from time to time (the “Specifications”).

6. Transportation Rate. For transportation services on the Pipeline, Shipper agrees to pay Carrier (i) $0.810 per Barrel of Product transported from any of the Origin Points to any of the Delivery Points on the Pipeline up to 2,000 average Barrels per Day of Product so delivered during any Month, and (ii) $0.45 per Barrel of Product transported from any of the Origin Points to any of the Delivery Points on the Pipeline for volumes in excess of 2,000 average Barrels per Day of Product so delivered during such Month, adjusted from time to time as provided in Section 8 (the “Transportation Rate”).

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7. Pipeline Throughput Commitment. During each Calendar Quarter pursuant to the terms and conditions of this Schedule, Shipper shall tender at any of the Origin Points an aggregate average of at least 2,000 Barrels per Day of Product for transportation on the Pipeline, in approximately ratable quantities (such average, the “Minimum Quarterly Commitment”) to the Delivery Point and Carrier shall transport and ship or cause to be transported and shipped such Product on the Pipeline in accordance with the terms of this Schedule. Except as expressly provided in the Agreement for an Outage, a Carrier Force Majeure or a Shipper Force Majeure, if during any Calendar Quarter, Shipper fails to meet its Minimum Quarterly Commitment during such Calendar Quarter, then Shipper will pay Carrier a deficiency payment (each, a “Quarterly Deficiency Payment”) in an amount equal to the volume of the deficiency (the “Quarterly Deficiency Volume”) multiplied by the Transportation Rate in effect for the relevant Calendar Quarter. The dollar amount of any Quarterly Deficiency Payment paid by Shipper may be applied as a credit against any amounts incurred by Shipper and owed to Carrier with respect to volumes of Product tendered at any of the Origin Points in excess of the Shipper’s Minimum Quarterly Commitment (or, if this Schedule expires or is terminated, to volumes tendered to the Origin Points in excess of the applicable Minimum Quarterly Commitment in effect as of the date of such expiration or termination) (such excess volume during any Calendar Quarter is referred to in this Section as the “Quarterly Surplus Volume”) during any of the succeeding four Calendar Quarters, after which time any unused credits will expire. This Section 7 shall survive the expiration or termination of this Schedule, if necessary for the application of any Quarterly Deficiency Payment against any Quarterly Surplus Volume as set forth herein. Carrier shall provide transportation services to Shipper in excess of the Minimum Quarterly Commitment on an “as available” basis, and any use of such excess capacity shall be subject to the Transportation Rate in effect at the time of the tender.

8. Escalation. On July 1, 2014, and on July 1st of each year thereafter while this Schedule is in effect, Carrier may, in its discretion, adjust the Transportation Rate, which adjustment shall be effective as of July 1st of the year in which such election is made, in accordance with FERC’s indexing methodology. If FERC terminates its indexing methodology and does not adopt a new methodology, the Parties shall negotiate in good faith a methodology for adjusting the Transportation Rate under this Schedule.

9. Flow and Pressure Requirements. During the Term of this Schedule, Shipper agrees that all of its Product delivered at the Origin Point at the Refinery will meet the applicable flow and pressure requirements of the Pipeline System.

10. Scheduling. Shipper shall furnish to Carrier, by the 20th Day of each Month preceding the Month of delivery (except for the first Month of the Term, which shall be on or before the 5th day of that Month), a delivery schedule that includes the estimated quantity of Product that Shipper anticipates tendering for transportation on the Pipeline System during the following Month (“Nominated Deliveries”).

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11. Special Termination by Shipper. If Shipper or any of its Affiliates determines to completely or partially suspend refining operations at the Refinery for a period of at least 12 consecutive Months, the Parties will negotiate in good faith to agree upon a reduction of the Minimum Quarterly Commitment to reflect such suspension of operations. If the Parties are unable to agree to an appropriate reduction of the Minimum Quarterly Commitment, then after Shipper or such Affiliate has made a public announcement of such suspension, Shipper may provide written Notice to Carrier of its intent to terminate this Schedule and this Schedule will terminate 12 Months following the date such Notice is delivered to Carrier. In the event Shipper or such Affiliate publicly announces, prior to the expiration of such 12-Month period, its intent to resume operations at the Refinery, then such Notice shall be deemed revoked and this Schedule shall continue in full force and effect as if such Notice had never been delivered.

12. Effect of Shipper Restructuring. If Shipper or any of its Affiliates determines to restructure its respective supply, refining or sales operations at the Refinery in such a way as could reasonably be expected to materially and adversely affect the economics of Shipper’s performance of its obligations under this Schedule, then the Parties will negotiate in good faith an alternative arrangement that is no worse economically for Carrier than the economic benefits to be received by Carrier under this Schedule, which may include the substitution of new commitments of Shipper on other assets owned or to be acquired or constructed by Carrier.

13. Contacts and Notices.

(a) For Carrier. The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Carrier shall be in writing and delivered as set forth in the Agreement:

Operational:	Sr Mgr Area Pipeline & Terminals, Midwest Operations
Tel: (901) 947-8479
Fax: (210) 370-5150

Invoice:	Troy Heard, Supervisor Accounting
Tel: (210) 345-4324
Fax: (210) 370-4324

(b) For Shipper: The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Shipper shall be in writing and delivered as set forth in the Agreement:

Operational:	Director Product Supply, Midwest / North Region
Tel: (210) 345-2802
Fax: (210) 345-2660

Invoice:	Troy Heard, Supervisor Accounting
Tel: (210) 345-3219
Fax: (210) 370-4355

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IN WITNESS WHEREOF, the Parties hereto have caused this Schedule to be duly executed by their respective authorized officers.

Carrier:

VALERO PARTNERS OPERATING CO. LLC

By:	/s/ Richard F. Lashway
Name:	Richard F. Lashway
Title:	Senior Vice President

Shipper:

VALERO MARKETING AND SUPPLY COMPANY

By:	/s/ Rodney L. Reese
Name:	Rodney L. Reese
Title:	Vice President

Signature Page to Transportation Services Schedule (Memphis Airport Pipeline System)

TRANSPORTATION SERVICES SCHEDULE

(PAPS-El Vista Pipeline System)

This Transportation Services Schedule (this “Schedule”) is entered into on the 16th day of December, 2013 (the “Effective Date”) by and between VALERO PARTNERS OPERATING CO. LLC, a Delaware limited liability company (“Carrier”), and VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“Shipper”), pursuant to the Master Transportation Services Agreement (the “Agreement”) between Carrier and Shipper dated as of December 16, 2013. Except as set forth herein, the terms and conditions of the Agreement are incorporated by reference into this Schedule. Unless otherwise defined in this Schedule, the defined terms in this Schedule will have the same meaning used in the Agreement.

1. Term. This Schedule shall have a primary term commencing on the Effective Date and ending 10 years from the Effective Date (the “Initial Term”), and may be renewed by Shipper, at Shipper’s sole option, for one successive 5 year renewal term (a “Renewal Term”), upon at least 180 Days’ written Notice from Shipper to Carrier prior to the end of the Initial Term. The Initial Term and Renewal Term, if any, shall be referred to in this Schedule as the “Term”.

2. Pipeline. The pipelines (individually, a “Pipeline” and collectively, the “Pipelines”) and related facilities (such facilities, together with the Pipelines, the “Pipeline System”) covered by this Schedule are described as follows:

(a) A 20" nominal diameter gasoline pipeline that is approximately 4.26 miles in length and originates at the first inlet flange to the 20" meter skid at the SRTF Meter Station at the Refinery (as defined below) (the “El Vista Origin Point”) and terminates at the outlet flange of the 20" meter skid located at Carrier’s El Vista Terminal in Port Arthur, Texas (the “El Vista Delivery Point”).

(b) A 20" nominal diameter diesel pipeline that is approximately 3.04 miles in length and originates at the first inlet flange to the 20" meter skid at the SRTF Meter Station at the Refinery (the “PAPS Origin Point”) and terminates at the outlet flange of the 20" meter skid located at Carrier’s Port Arthur Products Station Terminal in Port Arthur, Texas (the “PAPS Delivery Point”).

(c) A 10" to 12" nominal diameter products pipeline that is approximately 12.93 miles in length and originates at the inlet flange of the 10/12 meter skid at the SRTF Meter Station at the Refinery (the “10"/12" Origin Point” and together with the El Vista Origin Point and the PAPS Origin Point, the “Origin Points”) and terminates at the 10/12 swab receiver facility at the Enterprise Beaumont Terminal (the “10"/12" Delivery Point” and together with the El Vista Delivery Point and the PAPS Delivery Point, the “Delivery Points”). This 10"/12" Pipeline also has two intermediate 10"/12" Delivery Points. The MagTex Delivery Point is approximately 10.34 miles downstream of the 10"/12" Origin Point. The MagTex Delivery Point terminates on the downstream flange of the 10" check valve. The OTI Delivery Point is approximately 12.60 miles downstream of the 10"/12" Origin Point. The OTI Delivery Point terminates at the pressure transmitter 406.

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3. Refinery. The refinery that is supported by the Pipeline is Shipper’s Affiliate’s Port Arthur Refinery (the “Refinery”).

4. Product. The products to be transported and shipped on the Pipeline System under this Schedule (each, a “Product” and collectively, the “Products”) are those products permissible as established by Carrier in the Rules and Regulations Tariff FERC No. 4.0.0, as the same may be amended, modified or supplemented from time to time (the “Rules and Regulations Tariff”). A copy of the Rules and Regulations Tariff is attached hereto as Exhibit A.

5. Specifications. Shipper will ensure that all of its Products tendered at the Origin Points for transportation on the Pipeline System meet the applicable specifications for the Product set forth in the Tariff (as defined below) (the “Specifications”).

6. Tariff Rate. For transportation services on the Pipeline System, Shipper agrees to pay Carrier the Tariff Rate (as defined below) subject to escalation pursuant to Section 8. For purposes of this Schedule and the Agreement the term “Tariff Rate” means the rate applicable from time to time for the shipment of a Product through the Pipeline System under the terms of the Tariff (as defined below), which as of the Effective Date shall be (i) $0.1855 per Barrel of Product transported from any of the Origin Points to any of the Delivery Points on the Pipeline System up to 127,000 average Barrels per Day of Product so delivered during such Month and (ii) $0.14 per Barrel of Product transported from any of the Origin Points to any of the Delivery Points on the Pipeline System for volumes in excess of 127,000 average Barrels per Day of Product so delivered during such Month, adjusted from time to time as provided in Section 8. For purpose of this Schedule and the Agreement, the term “Tariff” shall mean, collectively, Carrier’s Local Pipeline Tariffs FERC Nos. 5.1.0 and 6.1.0 to be filed with FERC to be effective on the Effective Date, in the form set forth in Exhibit B and Exhibit C attached hereto, including all supplements and re-issues thereof, containing the rates, rules and regulations governing the transportation and handling of the Product(s) on the Pipeline System.

7. Pipeline Throughput Commitment. During each Calendar Quarter pursuant to the terms and conditions of this Schedule and the Tariff, Shipper shall tender at any of the Origin Points an aggregate average of at least 127,000 Barrels per Day of Product for transportation on any of the Pipelines, in approximately ratable quantities (such average, the “Minimum Quarterly Commitment”) to the Delivery Points and Carrier shall transport and ship or cause to be transported and shipped such Product on the Pipelines in accordance with the terms of this Schedule and the Tariff. Except as expressly provided in the Agreement for an Outage, a Carrier Force Majeure or a Shipper Force Majeure, if during any Calendar Quarter, Shipper fails to meet its Minimum Quarterly Commitment during such Calendar Quarter, then Shipper will pay Carrier a deficiency payment (each, a “Quarterly Deficiency Payment”) in an amount equal to the volume of the deficiency (the “Quarterly Deficiency Volume”) multiplied by the Tariff Rate in effect for the relevant Calendar Quarter. The dollar amount of any Quarterly Deficiency Payment paid by Shipper may be applied as a credit against any amounts incurred by Shipper and owed to Carrier with respect to volumes of Product tendered at any of the Origin Points in excess of the Shipper’s Minimum Quarterly Commitment (or, if this Schedule expires or is terminated, to volumes tendered to the Origin Points in excess of the applicable Minimum Quarterly Commitment in effect as of the date of such expiration or termination) (such excess volume during any Calendar Quarter is referred to in this Section as the “Quarterly Surplus Volume”) during any of the succeeding four Calendar

2

Quarters, after which time any unused credits will expire. This Section 7 shall survive the expiration or termination of this Schedule, if necessary for the application of any Quarterly Deficiency Payment against any Quarterly Surplus Volume as set forth herein. Carrier shall provide transportation services to Shipper in excess of the Minimum Quarterly Commitment on an “as available” basis, and any use of such excess capacity shall be subject to the Tariff Rate in effect at the time of the tender.

8. Escalation. On July 1, 2014, and on July 1st of each year thereafter while this Schedule is in effect, Carrier may, in its discretion, adjust the Tariff Rate, which adjustment shall be effective as of July 1st of the year in which such election is made, in accordance with FERC’s indexing methodology. If FERC terminates its indexing methodology and does not adopt a new methodology, the Parties shall negotiate in good faith a methodology for adjusting the Tariff Rate under this Schedule.

9. Flow and Pressure Requirements. During the Term of this Schedule, Shipper agrees that all of its Products delivered at the Origin Point at the Refinery will meet the applicable flow and pressure requirements of the Pipeline System.

10. Nominations and Scheduling. Shipper shall provide Carrier with a written nomination and schedule for shipments in accordance with the Rules and Regulations Tariff.

11. Special Termination by Shipper. If Shipper or any of its Affiliates determines to completely or partially suspend refining operations at the Refinery for a period of at least 12 consecutive Months, the Parties will negotiate in good faith to agree upon a reduction of the Minimum Quarterly Commitment to reflect such suspension of operations. If the Parties are unable to agree to an appropriate reduction of the Minimum Quarterly Commitment, then after Shipper or such Affiliate has made a public announcement of such suspension, Shipper may provide written Notice to Carrier of its intent to terminate this Schedule and this Schedule will terminate 12 Months following the date such Notice is delivered to Carrier. In the event Shipper or such Affiliate publicly announces, prior to the expiration of such 12-Month period, its intent to resume operations at the Refinery, then such Notice shall be deemed revoked and this Schedule shall continue in full force and effect as if such Notice had never been delivered.

12. Effect of Shipper Restructuring. If Shipper or any of its Affiliates determines to restructure its respective supply, refining or sales operations at the Refinery in such a way as could reasonably be expected to materially and adversely affect the economics of Shipper’s performance of its obligations under this Schedule, then the Parties will negotiate in good faith an alternative arrangement that is no worse economically for Carrier than the economic benefits to be received by Carrier under this Schedule, which may include the substitution of new commitments of Shipper on other assets owned or to be acquired or constructed by Carrier.

13. Third Party Operated Assets. The Parties recognize that the PAPS Terminal and El Vista Terminal are currently operated by a third party operator (the “Operator”) pursuant to an Agreement dated effective January 1, 2010 by and between Shell Pipeline Carrier LP and Carrier (the “Operating Agreement”) and the terms of this Schedule and the Agreement as it relates to the operation of the PAPS Terminal and El Vista Terminal and the services to be provided by Carrier are intended to be consistent with the terms and services to be provided by the Operator pursuant to

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the Operating Agreement. Carrier shall not be liable to Shipper for any Claims which may arise by reason of the failure of Carrier to keep, observe or perform any of its obligations under this Schedule or the Agreement if such obligation is in direct conflict with or violates the terms of the Operating Agreement.

14. Contacts and Notices.

(a) For Carrier. The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Carrier shall be in writing and delivered as set forth in the Agreement:

Operational:	Manager Area Terminal, Gulf Coast Operations
Tel: (409)-839-3518
Fax: (409)-839-3515

Invoice:	Troy Heard, Supervisor Accounting
Tel: (210) 345-3219
Fax: (210) 370-4355

(b) For Shipper: The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Shipper shall be in writing and delivered as set forth in the Agreement:

Operational:	Director Product Supply, Gulf Coast Region
Tel: (210) 345-2611
Fax: (210) 345-2828

Invoice:	Troy Heard, Supervisor Accounting
Tel: (210) 345-3219
Fax: (210) 370-4355

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IN WITNESS WHEREOF, the Parties hereto have caused this Schedule to be duly executed by their respective authorized officers.

Carrier:

VALERO PARTNERS OPERATING CO. LLC

By:	/s/ Richard F. Lashway
Name:	Richard F. Lashway
Title:	Senior Vice President

Shipper:

VALERO MARKETING AND SUPPLY COMPANY

By:	/s/ Rodney L. Reese
Name:	Rodney L. Reese
Title:	Vice President

Signature Page to Transportation Services Schedule (PAPS-El Vista Pipeline System)

EXHIBIT A

Rules and Regulations Tariff FERC No. 4.0.0

[See attached.]

EXHIBIT B

Local Pipeline Tariff FERC No. 5.1.0

[See attached.]

EXHIBIT C

Local Pipeline Tariff FERC No. 6.1.0

[See attached.]

TRANSPORTATION SERVICES SCHEDULE

(SFPP Pipeline Connection)

This Transportation Services Schedule (this “Schedule”) is entered into on the 16th day of December, 2013 (the “Effective Date”) by and between VALERO PARTNERS OPERATING CO. LLC, a Delaware limited liability company (“Carrier”), and VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“Shipper”), pursuant to the Master Transportation Services Agreement (the “Agreement”) between Carrier and Shipper dated as of December 16, 2013. Except as set forth herein, the terms and conditions of the Agreement are incorporated by reference into this Schedule. Unless otherwise defined in this Schedule, the defined terms in this Schedule will have the same meaning used in the Agreement.

1. Term. This Schedule shall have a primary term commencing on the Effective Date and ending 10 years from the Effective Date (the “Initial Term”), and may be renewed by Shipper, at Shipper’s sole option, for one successive 5 year renewal term (a “Renewal Term”), upon at least 180 Days’ written Notice from Shipper to Carrier prior to the end of the Initial Term. The Initial Term and Renewal Term, if any, shall be referred to in this Schedule as the “Term”.

2. Pipeline. The pipeline (the “Pipeline”) and related facilities (such facilities, together with the Pipeline, the “Pipeline System”) covered by this Schedule is Carrier’s one-third undivided interest in a 16" nominal diameter products pipeline and an 8” nominal diameter products pipeline, each extending approximately 6 miles from the suction flange of the SFPP pump at the El Paso Terminal (the “Origin Point”) to a connection with a pipeline system owned and operated by SFPP, LP (“SFPP”), an affiliate of Kinder Morgan (the “Delivery Point”).

3. Refinery. The refinery that is supported by the Pipeline is Shipper’s Affiliate’s McKee Refinery (the “Refinery”).

4. Product. The products to be transported and shipped on the Pipeline under this Schedule (each, a “Product” and collectively, the “Products”) are those products permissible as established by SFPP in Local Pipeline Tariff FERC No. 197.6.0, and subject to the rules and regulations published in SFPP’s Rules and Regulations Tariff FERC No. 194.5.0, as both may be amended, modified or supplemented by SFPP from time to time (collectively the “SFPP Tariffs”).

5. Specifications. Shipper will ensure that all of its Products tendered at the Origin Point for transportation on the Pipeline System meet the applicable specifications for the Product established by the SFPP Tariffs (the “Specifications”).

6. Transportation Rate. For transportation services on the Pipeline, Shipper agrees to pay Carrier $0.151 per Barrel of Product transported from the Origin Point to the Delivery Point on the Pipeline, adjusted from time to time as provided in Section 8 (the “Transportation Rate”).

7. Pipeline Throughput Commitment. During each Calendar Quarter pursuant to the terms and conditions of this Schedule, Shipper shall tender at the Origin Point an aggregate average of at least 27,880 Barrels per Day of Product for transportation on the Pipeline, in approximately ratable quantities (such average, the “Minimum Quarterly Commitment”) to the Delivery Point and Carrier shall transport and ship or cause to be transported and shipped such Product on the Pipeline in

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accordance with the terms of this Schedule. Except as expressly provided in the Agreement for an Outage, a Carrier Force Majeure or a Shipper Force Majeure, if during any Calendar Quarter, Shipper fails to meet its Minimum Quarterly Commitment during such Calendar Quarter, then Shipper will pay Carrier a deficiency payment (each, a “Quarterly Deficiency Payment”) in an amount equal to the volume of the deficiency (the “Quarterly Deficiency Volume”) multiplied by the Transportation Rate in effect for the relevant Calendar Quarter. The dollar amount of any Quarterly Deficiency Payment paid by Shipper may be applied as a credit against any amounts incurred by Shipper and owed to Carrier with respect to volumes of Product tendered at the Origin Point in excess of the Shipper’s Minimum Quarterly Commitment (or, if this Schedule expires or is terminated, to volumes tendered to the Origin Point in excess of the applicable Minimum Quarterly Commitment in effect as of the date of such expiration or termination) (such excess volume during any Calendar Quarter is referred to in this Section as the “Quarterly Surplus Volume”) during any of the succeeding four Calendar Quarters, after which time any unused credits will expire. This Section 7 shall survive the expiration or termination of this Schedule, if necessary for the application of any Quarterly Deficiency Payment against any Quarterly Surplus Volume as set forth herein. Carrier shall provide transportation services to Shipper in excess of the Minimum Quarterly Commitment on an “as available” basis, and any use of such excess capacity shall be subject to the Transportation Rate in effect at the time of the tender.

8. Escalation. On July 1, 2014, and on July 1st of each year thereafter while this Schedule is in effect, Carrier may, in its discretion, adjust the Transportation Rate, which adjustment shall be effective as of July 1st of the year in which such election is made, in accordance with FERC’s indexing methodology. If FERC terminates its indexing methodology and does not adopt a new methodology, the Parties shall negotiate in good faith a methodology for adjusting the Transportation Rate under this Schedule.

9. Nomination and Scheduling. Shipper shall provide Carrier with a written nomination and schedule for shipments at the same time and in the same form and manner as required by the Operator (as defined below) and the SFPP Tariffs.

10. Special Termination by Shipper. If Shipper or any of its Affiliates determines to completely or partially suspend refining operations at the Refinery for a period of at least 12 consecutive Months, the Parties will negotiate in good faith to agree upon a reduction of the Minimum Quarterly Commitment to reflect such suspension of operations. If the Parties are unable to agree to an appropriate reduction of the Minimum Quarterly Commitment, then after Shipper or such Affiliate has made a public announcement of such suspension, Shipper may provide written Notice to Carrier of its intent to terminate this Schedule and this Schedule will terminate 12 Months following the date such Notice is delivered to Carrier. In the event Shipper or such Affiliate publicly announces, prior to the expiration of such 12-Month period, its intent to resume operations at the Refinery, then such Notice shall be deemed revoked and this Schedule shall continue in full force and effect as if such Notice had never been delivered.

11. Effect of Shipper Restructuring. If Shipper or any of its Affiliates determines to restructure its respective supply, refining or sales operations at the Refinery in such a way as could reasonably be expected to materially and adversely affect the economics of Shipper’s performance of its obligations under this Schedule, then the Parties will negotiate in good faith an alternative arrangement that is no worse economically for Carrier than the economic benefits to be received by Carrier under this Schedule, which may include the substitution of new commitments of Shipper on other assets owned or to be acquired or constructed by Carrier.

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12. Third Party Operated Assets. The Parties recognize that the Pipeline System is currently operated by a third party operator (the “Operator”) pursuant to an Agreement For The Operation and Maintenance of the Santa Fe Connection dated March 2, 1998, by and between NuStar Logistics, LP (as successor-in-interest to Diamond Shamrock Refining and Marketing Company) and Carrier (as successor-in-interest to Phillips Petroleum Company) (as amended, the “Operating Agreement”) and the terms of this Schedule and the Agreement as it relates to the operation of the Pipeline System and the services to be provided by Carrier are intended to be consistent with the terms and services to be provided by the Operator pursuant to the Operating Agreement. Carrier shall not be liable to Shipper for any Claims which may arise by reason of the failure of Carrier to keep, observe or perform any of its obligations under this Schedule or the Agreement if such obligation is in direct conflict with or violates the terms of the Operating Agreement.

13. Contacts and Notices.

(a) For Carrier. The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Carrier shall be in writing and delivered as set forth in the Agreement:

Operational:	Exec Director Pipeline & Terminals
Tel: (409)-839-3518
Fax: (409)-839-3515

Invoice:	Troy Heard, Supervisor Accounting
Tel: (210) 345-4324
Fax: (210) 370-4324

(b) For Shipper: The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Shipper shall be in writing and delivered as set forth in the Agreement:

Operational:	Manager Product Supply Operations, Mid-Continent
Tel: (210) 345-3689
Fax: (210) 345-2660

Invoice:	Troy Heard, Supervisor Accounting
Tel: (210) 345-3219
Fax: (210) 370-4355

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IN WITNESS WHEREOF, the Parties hereto have caused this Schedule to be duly executed by their respective authorized officers.

Carrier:

VALERO PARTNERS OPERATING CO. LLC

By:	/s/ Richard F. Lashway
Name:	Richard F. Lashway
Title:	Senior Vice President

Shipper:

VALERO MARKETING AND SUPPLY COMPANY

By:	/s/ Rodney L. Reese
Name:	Rodney L. Reese
Title:	Vice President

Signature Page to Transportation Services Schedule (SFPP Pipedline Connection)

TRANSPORTATION SERVICES SCHEDULE

(Shorthorn Pipeline System)

This Transportation Services Schedule (this “Schedule”) is entered into on the 16th day of December, 2013 (the “Effective Date”) by and between VALERO PARTNERS OPERATING CO. LLC, a Delaware limited liability company (“Carrier”), and VALERO MARKETING AND SUPPLY COMPANY, a Delaware corporation (“Shipper”), pursuant to the Master Transportation Services Agreement (the “Agreement”) between Carrier and Shipper dated as of December 16, 2013. Except as set forth herein, the terms and conditions of the Agreement are incorporated by reference into this Schedule. Unless otherwise defined in this Schedule, the defined terms in this Schedule will have the same meaning used in the Agreement.

1. Term. This Schedule shall have a primary term commencing on the Effective Date and ending 10 years from the Effective Date (the “Initial Term”), and may be renewed by Shipper, at Shipper’s sole option, for one successive 5 year renewal term (a “Renewal Term”), upon at least 180 Days’ written Notice from Shipper to Carrier prior to the end of the Initial Term. The Initial Term and Renewal Term, if any, shall be referred to in this Schedule as the “Term”.

2. Pipeline. The pipeline (the “Pipeline”) and related facilities (such facilities, together with the Pipeline, the “Pipeline System”) covered by this Schedule is a 14" nominal diameter pipeline commonly referred to as the “Shorthorn Pipeline”, that is approximately 36,949 ft / 7.00 miles in length and originates at (i) the inlet flange of Carrier’s Fisher control valve inside the Refinery (as defined below) where the direction of the flow on the Pipeline System is from the Refinery to Carrier’s West Memphis Terminal in Crittenden County, Arkansas or to the Exxon Delivery Point (as defined below), or (ii) the inlet flange of Carrier’s VFD pipeline pump at Carrier’s West Memphis Terminal where the direction of the flow on the Pipeline System is from the West Memphis Terminal to the Refinery or to the Exxon Delivery Point (the “Origin Points”) and terminates at (a) the discharge flange of Carrier’s back pressure regulator located inside Carrier’s West Memphis Terminal where the direction of the flow on the Pipeline System is from the Refinery to Carrier’s West Memphis Terminal, or (b) the outlet flange of Carrier’s 14" twin seal valve inside the Refinery where the direction of the flow on the Pipeline System is from the West Memphis Terminal to the Refinery (the “Shorthorn Delivery Points”), together with a 12" lateral pipeline (the “Exxon Lateral”) that connects to the Shorthorn Pipeline and terminates at Carrier’s meter station connection to Exxon’s quick action valve at the Exxon/Mobil Terminal in Memphis, Tennessee (the “Exxon Delivery Point” and together with the Shorthorn Delivery Points, the “Delivery Points”).

3. Refinery. The refinery that is supported by the Pipeline is Shipper’s Affiliate’s Memphis Refinery (the “Refinery”).

4. Product. The products to be transported and shipped on the Pipeline under this Schedule (each, a “Product” and collectively, the “Products”) are those products permissible as established by Carrier in the Local Pipeline Tariff FERC No. 11.3.0 to be filed with FERC to be effective on the Effective Date, and in the form set forth in Exhibit A attached hereto, containing the rates, rules and regulations governing the transportation and handling of Product on the Pipeline System, as the same may be amended, modified or supplemented from time to time (the “Tariff”).

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5. Specifications. Shipper will ensure that all of its Products tendered at the Origin Points for transportation on the Pipeline System meet the applicable specifications for the Products set forth in the Tariff (the “Specifications”).

6. Tariff Rate. For transportation services on the Pipeline System, Shipper agrees to pay Carrier the Tariff Rate (as defined below) subject to escalation pursuant to Section 8. For purposes of this Schedule and the Agreement the term “Tariff Rate” means the rate applicable from time to time for the shipment of a Product through the Pipeline System under the terms of the Tariff, which as of the Effective Date shall be (i) $0.1471 per Barrel of Product transported from any Origin Point to any Delivery Point on the Pipeline System up to 43,300 average Barrels per Day of Product so delivered during such Month and (ii) $0.120 per Barrel of Product transported from any Origin Point to any Delivery Point on the Pipeline System for volumes in excess of 43,300 average Barrels per Day of Product so delivered during such Month, adjusted from time to time as provided in Section 8.

7. Pipeline Throughput Commitment. During each Calendar Quarter pursuant to the terms and conditions of this Schedule and the Tariff, Shipper shall tender at any of the Origin Points an aggregate average of at least 43,300 Barrels per Day of Product for transportation on the Pipeline, in approximately ratable quantities (such average, the “Minimum Quarterly Commitment”) to any of the Delivery Points and Carrier shall transport and ship or cause to be transported and shipped such Product on the Pipeline in accordance with the terms of this Schedule and the Tariff. Except as expressly provided in the Agreement for an Outage, a Carrier Force Majeure or a Shipper Force Majeure, if during any Calendar Quarter, Shipper fails to meet its Minimum Quarterly Commitment during such Calendar Quarter, then Shipper will pay Carrier a deficiency payment (each, a “Quarterly Deficiency Payment”) in an amount equal to the volume of the deficiency (the “Quarterly Deficiency Volume”) multiplied by the Tariff Rate in effect for the relevant Calendar Quarter. The dollar amount of any Quarterly Deficiency Payment paid by Shipper may be applied as a credit against any amounts incurred by Shipper and owed to Carrier with respect to volumes of Product tendered at any of the Origin Points in excess of the Shipper’s Minimum Quarterly Commitment (or, if this Schedule expires or is terminated, to volumes tendered to the Origin Points in excess of the applicable Minimum Quarterly Commitment in effect as of the date of such expiration or termination) (such excess volume during any Calendar Quarter is referred to in this Section as the “Quarterly Surplus Volume”) during any of the succeeding four Calendar Quarters, after which time any unused credits will expire. This Section 7 shall survive the expiration or termination of this Schedule, if necessary for the application of any Quarterly Deficiency Payment against any Quarterly Surplus Volume as set forth herein. Carrier shall provide transportation services to Shipper in excess of the Minimum Quarterly Commitment on an “as available” basis, and any use of such excess capacity shall be subject to the Tariff Rate in effect at the time of the tender.

8. Escalation. On July 1, 2014, and on July 1st of each year thereafter while this Schedule is in effect, Carrier may, in its discretion, adjust the Tariff Rate, which adjustment shall be effective as of July 1st of the year in which such election is made, in accordance with FERC’s indexing methodology. If FERC terminates its indexing methodology and does not adopt a new methodology, the Parties shall negotiate in good faith a methodology for adjusting the Tariff Rate under this Schedule.

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9. Flow and Pressure Requirements. During the Term of this Schedule, Shipper agrees that all of its Products delivered at the Origin Point at the Refinery will meet the applicable flow and pressure requirements of the Pipeline System.

10. Nominations and Scheduling. Shipper shall provide Carrier with a written nomination and schedule for shipments in accordance with the Tariff.

11. Special Termination by Shipper. If Shipper or any of its Affiliates determines to completely or partially suspend refining operations at the Refinery for a period of at least 12 consecutive Months, the Parties will negotiate in good faith to agree upon a reduction of the Minimum Quarterly Commitment to reflect such suspension of operations. If the Parties are unable to agree to an appropriate reduction of the Minimum Quarterly Commitment, then after Shipper or such Affiliate has made a public announcement of such suspension, Shipper may provide written Notice to Carrier of its intent to terminate this Schedule and this Schedule will terminate 12 Months following the date such Notice is delivered to Carrier. In the event Shipper or such Affiliate publicly announces, prior to the expiration of such 12-Month period, its intent to resume operations at the Refinery, then such Notice shall be deemed revoked and this Schedule shall continue in full force and effect as if such Notice had never been delivered.

12. Effect of Shipper Restructuring. If Shipper or any of its Affiliates determines to restructure its respective supply, refining or sales operations at the Refinery in such a way as could reasonably be expected to materially and adversely affect the economics of Shipper’s performance of its obligations under this Schedule, then the Parties will negotiate in good faith an alternative arrangement that is no worse economically for Carrier than the economic benefits to be received by Carrier under this Schedule, which may include the substitution of new commitments of Shipper on other assets owned or to be acquired or constructed by Carrier.

13. Contacts and Notices.

(a) For Carrier. The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Carrier shall be in writing and delivered as set forth in the Agreement:

Operational:	Sr Mgr Area Pipeline &Terminals, Midwest Operations
Tel: (901) 947-8479
Fax: (210) 370-5150

Invoice:	Troy Heard, Supervisor Accounting
Tel: (210) 345-4324
Fax: (210) 370-4324

(b) For Shipper: The following contacts and their respective subject matter expertise are provided for convenience purposes only. All formal notices and communication required under this Schedule to Shipper shall be in writing and delivered as set forth in the Agreement:

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Operational:	Director Product Supply, Midwest / North Region
Tel: (210) 345-2802
Fax: (210) 345-2660

Invoice:	Troy Heard, Supervisor Accounting
Tel: (210) 345-3219
Fax: (210) 370-4355

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IN WITNESS WHEREOF, the Parties hereto have caused this Schedule to be duly executed by their respective authorized officers.

Carrier:

VALERO PARTNERS OPERATING CO. LLC

By:	/s/ Richard F. Lashway
Name:	Richard F. Lashway
Title:	Senior Vice President

Shipper:

VALERO MARKETING AND SUPPLY COMPANY

By:	/s/ Rodney L. Reese
Name:	Rodney L. Reese
Title:	Vice President

Signature Page to Transportation Services Schedule (Shorthorn Pipeline System)

EXHIBIT A

Local Pipeline Tariff FERC No. 11.3.0

[See attached.]